UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2019
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2019

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

Shareholder Letter...........................................................  1
Portfolio Commentary and Performance Summary
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............  2
     First Trust Multi Income Allocation Portfolio...........................  7
     First Trust Dorsey Wright Tactical Core Portfolio....................... 13
Understanding Your Fund Expenses............................................. 16
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio............ 17
     First Trust Multi Income Allocation Portfolio........................... 44
     First Trust Dorsey Wright Tactical Core Portfolio....................... 54
Statements of Assets and Liabilities......................................... 55
Statements of Operations..................................................... 56
Statements of Changes in Net Assets.......................................... 57
Financial Highlights......................................................... 60
Notes to Financial Statements................................................ 64
Report of Independent Registered Public Accounting Firm...................... 78
Additional Information....................................................... 79
Board of Trustees and Officers............................................... 86
Privacy Policy............................................................... 88

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), and/or Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's web page at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2019

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2019, including a market overview and a performance analysis.

A significant event for the markets in the past year was the decision by the Federal Reserve (the "Fed") to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, it spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.

So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed's reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion's share of the tariff conflict today is between the U.S. and China, the two largest economies in the world. In our opinion, it is believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. President Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.

Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds ("ETFs"). Net inflows to taxable bond funds and ETFs totaled an estimated $413.9 billion for the 12-month period ended December 31, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing
   Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
   Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2019, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned 20.77% versus 22.80% for the Blended Benchmark: 50% Russell 3000(R) Index and 50% Bloomberg Barclays U.S Corporate Investment-Grade Index. As of December 31, 2019, the total investments for the Fund were allocated as follows: Equities, 57.4% and Fixed Income, 42.6%.

EQUITIES COMMENTARY

U.S. equities ended 2019 near all-time highs. The Russell 3000(R) Index returned 31.02% during 2019, ending above 30% for just the third time this century. During the first quarter of 2019, a dovish Federal Reserve (the "Fed"), along with receding trade threats, helped to revitalize U.S. equity markets after a rocky fourth quarter of 2018. Modest inflation and soft international economic data motivated the Fed to signal an incrementally more dovish policy stance at the March Federal Open Market Committee ("FOMC") meeting, with the most recent Fed "Dot Plot" indicating that the majority of FOMC members did not expect further rate hikes during 2019. Lower risk of the Fed overtightening, along with diminished threats of U.S.-China trade war, helped fuel the Russell 3000(R) Index to return 14.0% during the first quarter of 2019. U.S. equities had a more volatile second quarter, particularly during the month of May. Volatility and Value were the two worst performing factors as the Bloomberg U.S. Pure Factor Index's returned -1.55% for Volatility and -1.42% for Value for the second quarter. The Financial Services sector was the top performing sector during the second quarter, as the possibility of future Fed cuts lifted odds of prolonging the business cycle, buoying banks as the Russell 3000(R) Financial Services Index returned 7.0%. The Technology sector also had strong returns during the quarter, with the Russell 3000(R) Technology Index returning 4.0%. For the third quarter, volatility in stocks remained elevated as trade tensions intensified and then moderated later in the quarter while U.S. manufacturing data weakened. Large size and Dividends were positive factors as the Bloomberg U.S. Pure Factor Index's returned 0.7% and 0.2%, respectively, for the third quarter. Treasury yields fell providing a tailwind to interest rate sensitive utility and real estate stocks, which were top performers for the third quarter. The Russell 3000(R) Utilities Index returned 8.5% while the Dow Jones Equity REIT Index returned 7.7%. The Russell 3000(R) Consumer Staples Index returned 5.7% for the third quarter as investors bid them higher in search of relative safety.

Trade progress bolstered U.S. equities in the fourth quarter of 2019. The rally was spurred after China and the U.S. announced they had reached a "Phase One" trade agreement, and the United States-Canada-Mexico Trade Agreement was signed by the parties and subsequently ratified in the U.S. House of Representatives. The respite from trade tensions, combined with a hold in Fed policy and steady economic growth, drove markets higher, as the Russell 3000(R) Index had a 9.1% total return for the fourth quarter.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in Producer Durables, Financial Services, and Materials & Processing stocks, while Technology, Health Care, Utilities, Consumer Discretionary, Energy and Consumer Staples were underweight.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

Of the nine Russell Global Sectors, five had a positive total attribution effect (allocation effect combined with selection effect) and four had a negative total attribution effect. The Health Care, Energy and Utilities sectors had a positive allocation effect while Technology had a negative allocation effect. Two sectors had a positive selection effect: Materials & Processing and Producer Durables. Four sectors had a negative selection effect: Financial Services, Technology, Consumer Staples and Consumer Discretionary. The equity portion of the Fund benefited from a positive allocation effect but was hindered by a negative selection effect.

The Health Care sector was the largest overall contributor to relative performance. The equity portion of the Fund was underweight the underperforming sector in the benchmark, which led to a positive allocation effect. Some of the positions in the Fund included Chemed Corp, Quest Diagnostics, and UnitedHealth Group Incorporated, among a few others.

The Technology sector was the biggest detractor from relative performance. The equity portion of the Fund was underweight the best performing sector in the Russell 3000(R) benchmark, which led to a negative allocation effect and had a negative selection effect.

Relative to the benchmark, the equity portion of the Fund also outperformed in the Producer Durables, Energy, and Materials & Processing sectors. The Fund was overweight the Producer Durables sector resulting in a positive allocation effect and had a positive selection effect. In the Energy sector, the Fund was underweight the worst performing sector in the benchmark, which led to a positive allocation effect. In the Materials & Processing sector, the Fund was overweight the sector resulting in a slightly negative allocation effect, however the Fund's positions in the sector outperformed the benchmark's positions resulting in a positive selection effect.

The equity portion of the Fund's top five contributors to performance were Reliance Steel & Aluminum Co., CDW Corporation, Tetra Tech, Inc., HEICO Corporation and Cintas Corporation. The top five detractors from performance were Cabot Oil & Gas Corporation, The 3M Company, The Kraft Heinz Company, Franklin Resources Inc. and Walgreens Boots Alliance, Inc.

Heading into 2020, we believe the overall state of the economy remains strong from employment and wages, to corporate earnings, to gross domestic product growth and industrial production. While equity markets rallied in 2019, they continue to display opportunities and a positive outlook as the Fed remains accommodative, in our opinion.

FIXED-INCOME COMMENTARY

The investment-grade corporate bond market experienced a major rally during 2019, as credit spreads retraced their 2018 sell-off. Spreads tightened dramatically as the market became more constructive on corporate earnings, cash flow, and the rating stability of BBB-rated credits. Macro concerns were also alleviated as hope for a "Phase One" trade deal between the U.S. and China increased, and as signs emerged that global economic growth is stabilizing. Additionally, the Fed contributed to the improved market backdrop as it shifted from predicting two short-term interest rate hikes to the reality of cutting short-term rates three times over the course of 2019.

For the 12-month period ended December 31, 2019, corporate bonds outperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads tightened by 60 basis points ("bps") to 153 bps at year end. Investment-grade corporate bonds had a positive total return for the period as the narrowing in credit spreads, along with the move lower in Treasury rates, added to the carry provided by corporate bonds.

It is interesting to note that investment-grade corporate credit spreads ended 2019 exactly where they began 2018. But from a broader perspective this coincidence makes intuitive sense. The sell-off in 2018 was the result of the very fears whose alleviation in 2019 led to a sharp recovery. Fear that global central bank policy normalization would go too far in tightening financial conditions dissipated as both the European Central Bank and the Fed reversed course. Similarly, the late-2018 fear that a large chunk of the BBB-rated segment of investment grade was in imminent danger of being downgraded to high yield dissipated as financial conditions loosened and many of the individual credits in question successfully reduced leverage. And finally, fear that the positive supply/demand technical in investment grade could reverse was

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

alleviated by the combination of lower interest rates renewing the reach for yield, cheaper currency hedging costs for overseas buyers (arising from lower U.S. short-term interest rates), the tailwind of U.S. Treasuries rallying, and the supportive asset-allocation impact of needing more and more fixed income to keep portfolio weightings in balance as equity prices kept rising.

The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Electric, Banking, and Transportation bonds, while Consumer Non-Cyclical, Real Estate Investment Trusts ("REITs"), and Communications were the largest underweights.

Given the significant rally in spreads, the bond portion of the Fund's higher quality mandate resulted in the total return for the bond portion of the Fund modestly underperforming the Bloomberg Barclays U.S. Corporate Investment-Grade Index. Yield curve changes reduced relative performance. Treasury yields decreased during the year as the Fed reversed course and lowered short-term interest rates. The portfolio maintained a moderate duration underweight early in the year, with the underweight primarily at the front-end of the curve. Among credit quality and maturity cohorts, overweights in single-A and double-A credits, along with active bets in the 10- and 30-year maturity buckets, added the most to relative return.

Among the 18 fixed-income industry groups, allocations to Banking, Electric, and Energy added the most to relative returns. Allocations to Consumer Non-Cyclical, REITs, and Communications, by contrast, reduced relative returns. Overall, the allocation effect modestly detracted from relative performance. Within these industries, credit selection in Consumer Non-Cyclical, Electric, and Communications had the greatest positive impacts, while credit selection within Consumer Cyclical, Technology, and Insurance reduced relative returns. Overall, credit selection within these industries had a net positive impact on relative performance.

Issuer allocation contributed to relative performance, with overweights to Citigroup Inc., The Bank of America Corporation, and JPMorgan Chase & Co. having the greatest positive impact on relative returns. Security selection also contributed to relative return, with selection among bonds by Vodafone Group Plc, Consolidated Edison, Inc., and IBM contributing the most to relative return.

As we begin 2020, we have a near-term positive outlook for credit spreads. We anticipate modestly higher interest rates and a steeper yield curve. We expect the Fed to be on hold during 2020 against a backdrop of modestly higher inflation and continued economic growth. We have a positive outlook for U.S. investment grade fundamentals as continued economic growth supports profitability and cash flow. Additionally, we anticipate that the supply/demand picture for U.S. investment grade should remain supportive in 2020. Nonetheless, given the 2019 rally in spreads, valuations are full, the recovery is another year further along, and the upcoming November 2020 U.S. Presidential election season could result in heightened market volatility, in our opinion. Accordingly, our focus for the portfolio will be on our process and on issuers and sectors with credit profiles well suited to weather the upcoming challenges.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIOD ENDED DECEMBER 31, 2019
                                                                               1 YEAR         5 YEAR      SINCE INCEPTION
                                                                 INCEPTION     ANNUAL     AVERAGE ANNUAL  AVERAGE ANNUAL
                                                                   DATE     TOTAL RETURN   TOTAL RETURN    TOTAL RETURN
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                            5/1/12       20.77%          7.82%           8.63%
Blended Benchmark (a)                                                          22.80%          8.08%           9.15%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                   14.53%          4.60%           4.58%
Russell 3000(R) Index (c)                                                      31.02%         11.24%          13.53%
Secondary Blended Benchmark (d)                                                23.52%          8.24%           9.32%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                15.95%          4.79%           4.79%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                30.90%         11.18%          13.44%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                               1 YEAR         5 YEAR      SINCE INCEPTION
                                                                 INCEPTION     ANNUAL     AVERAGE ANNUAL   AVERAGE TOTAL
                                                                   DATE     TOTAL RETURN   TOTAL RETURN    TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                           5/1/14       21.02%          8.09%           8.54%
Blended Benchmark (a)                                                          22.80%          8.08%           8.29%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                   14.53%          4.60%           4.56%
Russell 3000(R) Index (c)                                                      31.02%         11.24%          11.75%
Secondary Blended Benchmark (d)                                                23.52%          8.24%           8.49%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                15.95%          4.79%           4.81%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                30.90%         11.18%          11.67%
-------------------------------------------------------------------------------------------------------------------------

(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns.

(b) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            May 1, 2012 - December 31, 2019

                                                    Bloomberg                               Dow Jones
                First Trust/ Dow                  Barclays U.S.                            Equal Weight     Dow Jones
                Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
               Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012             10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012            10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013             10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013            11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014             12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014            12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015             12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015            12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016             13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017            14,484           14,554         11,859         17,592     14,672        11,975          17,521
6/30/2017             15,285           15,478         12,310         19,163     15,592        12,395          19,093
12/31/2017            16,436           16,531         12,621         21,309     16,643        12,691          21,228
6/30/2018             16,306           16,529         12,208         21,995     16,638        12,239          21,916
12/31/2018            15,628           15,936         12,304         20,191     16,042        12,350          20,101
6/30/2019             17,828           18,231         13,516         23,969     18,424        13,690          23,860
12/31/2019            18,873           19,569         14,092         26,455     19,815        14,320          26,313

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Humana, Inc.                                   0.5%
UnitedHealth Group, Inc.                       0.5
Altria Group, Inc.                             0.4
Reliance Steel & Aluminum Co.                  0.4
Allegion PLC                                   0.4
Franklin Electric Co., Inc.                    0.4
Wolverine World Wide, Inc.                     0.4
Huntington Ingalls Industries, Inc.            0.4
Commerce Bancshares, Inc.                      0.4
Zions Bancorp N.A.                             0.4
------------------------------------------------------
    Total                                      4.2%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
Bank of America Corp.                          1.8%
U.S. Government                                1.8
Citigroup, Inc.                                1.5
JPMorgan Chase & Co.                           1.4
Goldman Sachs Group (The), Inc.                1.2
AbbVie, Inc.                                   1.2
Morgan Stanley                                 1.0
UnitedHealth Group, Inc.                       0.9
Duke Energy Corp.                              0.9
Wells Fargo & Co.                              0.8
------------------------------------------------------
    Total                                     12.5%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                            5.8%
AA+                                            1.6
AA                                             6.3
AA-                                            8.4
A+                                            14.0
A                                             18.7
A-                                            17.6
BBB+                                           9.5
BBB                                           11.7
BBB-                                           5.1
A-1 (short-term)                               1.1
A-2 (short-term)                               0.2
------------------------------------------------------
    Total                                    100.0%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  17.7%
  Industrials                                 13.9
  Information Technology                       6.9
  Consumer Discretionary                       5.3
  Health Care                                  4.8
  Consumer Staples                             3.1
  Materials                                    2.4
  Communication Services                       1.2
  Energy                                       1.1
  Real Estate                                  1.0
------------------------------------------------------
Total Common Stocks                           57.4
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  10.6
  Utilities                                    5.4
  Health Care                                  5.0
  Energy                                       3.4
  Communication Services                       2.9
  Industrials                                  2.8
  Information Technology                       2.8
  Consumer Staples                             2.4
  Consumer Discretionary                       1.0
  Materials                                    0.3
  Real Estate                                  0.1
------------------------------------------------------
Total Corporate Bonds & Notes                 36.7
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   2.1
  Energy                                       0.5
  Health Care                                  0.4
  Communication Services                       0.3
  Materials                                    0.1
  Industrials                                  0.1
  Consumer Staples                             0.1
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          3.6
------------------------------------------------------
U.S. Government Bonds & Notes                  1.7
------------------------------------------------------
Commercial Paper:
  Utilities                                    0.5
  Energy                                       0.1
------------------------------------------------------
Total Commercial Paper                         0.6
------------------------------------------------------
    Total                                    100.0%
                                             ======

(1) The credit quality and ratings information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the "Fund"). First Trust manages the Fund's fixed income investments, as well as a portion of the Fund's equity investments.

                                  SUB-ADVISORS

Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Energy Income Partners, LLC ("EIP" or a "Sub-Advisor) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts ("REITS").

                           PORTFOLIO MANAGEMENT TEAM

FIRST TRUST

Daniel J. Lindquist, Chairman of the Investment Committee and Managing
  Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
  Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust

STONEBRIDGE

Scott Fleming, Portfolio Manager, President and Chief Investment Officer of
  Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge

EIP

James J. Murchie, Portfolio Manager, Founder, Principal and CEO of EIP Eva Pao, Co-Portfolio Manager, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2019, the First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares returned 16.38% versus 17.47% for the Broad Blended Benchmark (60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Russell 3000(R) Index) and 15.61% for the Multi Asset Class Blended Benchmark (15% Russell 3000(R) Index; 8% ICE BofAML Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofAML U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% ICE BofAML U.S. MBS Index; and 8% ICE BofAML U.S. Inflation-Linked Treasury Index).

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2019, the dividend-paying securities were the highest-weighted asset class,

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

while the preferred stocks asset class was the lowest-weighted asset class. As of December 31, 2019, the Fund held approximately 2.6% in cash. The following asset classes had the most positive impact on the overall Fund performance for the year: dividend-paying stocks and REITs, while the following asset classes had the smallest impact on the overall Fund performance: MBS and TIPS.

Dividend-paying stocks returned 29.01% (Gross of Fees) for the year ended December 31, 2019 and represented 16.8% of the portfolio as of December 31, 2019. After a sell-off to end 2018, equities roared back to start 2019 and largely maintained their momentum to the upside throughout the year. For the year, U.S. equities, as measured by the Russell 3000(R), returned 31.02%. Stocks were boosted by expectations of an uptick in global economic activity along with receding Brexit and trade war concerns, though at times these caused market volatility. From a factor viewpoint, the first eight months of the year were dominated by momentum and low volatility names while the final four months saw a rotation to value. Dividend paying stocks lagged over the year which was a headwind for the sleeve relative to the broader equity market. In breaking down portfolio performance by sector, Health Care and Industrials were the top two sectors in the portfolio, both due to stock selection. While strong stock selection drove Health Care and Industrials performance, an overweight in both sectors offset some of the outperformance as the sectors lagged the overall market. Stock selection in Information Technology and Communication Services stocks was the biggest drag on performance over the 12-month period ended December 31, 2019. The portfolio's holdings in these sectors failed to keep up in these growth focused areas of the market.

Preferred securities returned 17.29% (Gross of Fees) for the year ended December 31, 2019 and represented 8.1% of the portfolio as of December 31, 2019. The performance of preferred securities had a positive impact on the overall performance of the Fund. It was a strong period for the preferred and hybrid securities market with all parts of the market experiencing positive performance as interest rates trended lower and central banks established a more dovish stance. Security selection and an overweight to variable rate preferred securities and contingent convertible capital securities (CoCos) were the largest contributors to positive performance within the Fund's preferred securities allocation. Investments in newly issued preferred and hybrid securities also added to performance.

The energy infrastructure companies and MLPs returned 22.98% (Gross of Fees) for the year ended December 31, 2019 and represented 13.8% of the portfolio as of December 31, 2019. The performance of the equity securities of energy infrastructure companies outperformed the overall performance of the Fund. Positions in utilities and pipeline C-Corporations ("C-Corps") led performance among the energy infrastructure companies and MLPs.

REITs returned 25.84% (Gross of Fees) for the year ended December 31, 2019 and represented 9.8% of the portfolio as of December 31, 2019. The REIT sleeve beat the S&P USA REIT Index's 24.45% return for 2019. After outperforming the S&P 500(R) for the majority of the year, REIT returns plateaued as interest rates stabilized in November and December. The sector slightly lagged the broader market for the year. During 2020, their performance will likely hinge on easy monetary policy and a continued low-interest rate environment. Industrial REITs provided the portfolio with a 42.2% average return and was the best performing sub-industry for the period. The returns were driven by the rise in e-commerce and subsequent increase in demand for warehouses and distributions centers. However, the e-commerce revolution has put pressure on Retail REITs which were among the largest drags on the sleeve's performance. Specialized REITs also boosted the sleeve's performance with an average return of 30.2%. Data-centers American Tower Corporation (AMT) and CyrusOne, Inc. (CONE) led the group as they capitalize on the secular shift to the cloud. The best performing equities by contribution to return were Prologis, Inc.; CyrusOne, Inc.; and American Tower Corporation. The worst performing equities by contribution to return were Simon Property Group, Inc.; VEREIT, Inc.; and Welltower Inc.

High-yield bonds returned 15.07% (Gross of Fees) for the year ended December 31, 2019 and represented 9.0% of the portfolio as of December 31, 2019. High-yield bond spreads over U.S. Treasuries were rangebound for the first 11 months of the year but ended 2019 at T+360 basis points ("bps"), a narrowing of 174 bps, well below the historic average (the long-term average spread over U.S. Treasuries is T+565 bps, December 1997 - December 2019). Within the high yield bond market higher quality bonds rated B and above outperformed lower quality CCC bonds for most of the year. However, this relationship flipped in December 2019 where lower quality CCC rated bonds returned 5.09% compared to higher quality B and BB bonds that returned 2.36% and 1.37% respectively as investors reached for yield

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

in higher risk assets. The high-yield bond default rate within the JP Morgan High-Yield Bond Universe increased to 2.63% from 1.81% entering the year. This remains below the long-term average default rate of 3.11% (March 1999 - December
2019). We believe the low default rate is reflective of the sound financial condition of most companies in the high-yield market and the supporting backdrop of a healthy macroeconomic environment.

Floating-rate loans returned 9.86% (Gross of Fees) for the year ended December 31, 2019 and represented 14.0% of the portfolio as of December 31, 2019. Senior loan spreads over 3-month London Inter-Bank Offered Rate ("LIBOR") entered the year at their widest levels since June 2016 but narrowed 90 bps during the year to L+461 bps. The benchmark rate for senior loan coupon, 3-month LIBOR, fell 90 bps to 1.91% due to the Fed's three policy interest rate cuts during the year. The Fed's rate cuts contributed to persistent outflows from retail investors in the senior loan market. For the 12-month period ended December 31, 2019 outflows totaled approximately $37 billion, the highest year of outflows on record. Despite these historic outflows we believe senior loans remain relatively attractive given their current yields, the low corporate default rate and secured position in the capital structure. The current senior loan yield-to-maturity ("YTM") is 6.13%, 9 bps higher than the high-yield bond YTM of 6.04%, a relationship that has existed for an unprecedented seven consecutive months. In fact, the last time senior loans yielded more than high-yield bonds in consecutive months was August and September of 2007.

Corporate bonds returned 14.56% (Gross of Fees) and represented 8.9% of the portfolio as of December 31, 2019. Both Treasury benchmark yields and credit spreads rallied in 2019, making for a great year on both an excess and total return basis. Results were aided by the December 2018 sell-off that gave investors a great starting point. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads narrowed 60 bps to 93 bps at year end
- completely retracing the widening from 2018. A look at fund flows helps to explain the spread tightening as more than $200 billion flowed into high grade bond funds. That compares to a slight outflow in 2018. Demand for U.S. corporate bonds has been firm from both domestic and foreign investors. We expect yields will remain low in international markets and thus will continue to be a positive factor contributing to demand for U.S. credit.

The MBS asset class returned 6.29% (Gross of Fees) for the year ended December 31, 2019 and represented 9.8% of the portfolio as of December 31, 2019. The MBS sleeve benefitted by allocating a portion of invested capital to U.S. Treasury securities, which helped performance as Agency MBS spreads widened for most of 2019. However, its structurally shorter and more defensive duration versus the Mortgage index offset this positive impact as interest rates rallied strongly over the year, with the sleeve mildly underperforming the benchmark. Overall, the Fund continues to manage its duration more in line with the benchmark, with a focus on strategic MBS basis positioning, liquidity as well as maintaining exposure to U.S. Treasury securities.

TIPS returned 8.61% (Gross of Fees) and represented 9.8% of the portfolio as of December 31, 2019. Portfolio performance was broadly in line with the benchmark, although the slight duration underweight early in the year resulted in a moderate lag in total return. Owing to a dimmer outlook for growth and inflation expectations, falling yields was thematic of the Treasury market in 2019. The Fed also cut rates by 75 bps, characterizing the move as a "mid-cycle adjustment". Real and nominal yields declined steadily during the year with real yields declining more; particularly in the front-end where 5-year real yields fell 19 bps more than nominals. As a result, TIPS outperformed nominal Treasury bonds in 2019 with the ICE BofA US Inflation-Linked Treasury Index returning 8.8% compared to 7.0% for the ICE BofA US Treasury Index. Consumer Price Inflation, which determines the inflation accrual in TIPS securities, increased at a 2.3% rate in 2019, up from a 1.9% increase during 2018. While the Fed targets an inflation rate of 2% in core Personal Consumption Expenditures, its preferred inflation gauge, aside from a handful of months, it has consistently undershot this target since the end of the financial crisis.

INVESTMENT CLIMATE

After devoting the last three-and-a-half years to tightening monetary policy, the Fed cut the federal funds target rate (upper bound) three times in the second half of 2019, taking the rate down from 2.50% to 1.75%. Brian Wesbury, Chief Economist at First Trust Advisors L.P., has been steadfast in his opposition to these Fed rate reductions. Wesbury believes the Fed has

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

been basing its monetary policy of late on concerns over trade negotiations, Brexit and turbulence in the financial system, as opposed to the economic data. Prior to these recent rate cuts, the Fed had characterized its approach to monetary policy as data dependent.

The combination of low interest rates, low inflation, strong job growth, regulatory reform and a more favorable U.S. corporate tax structure following the passage of the Tax Cuts and Jobs Act of 2017 makes the current climate an attractive one for investors, in our opinion. Minus tax reform, which took effect in 2018, and regulatory reform, which has been driven by the Trump Administration since it took power in 2017, investors have been prospering in a low rate/low inflation/strong job growth climate for the better part of the last decade. Very little has changed in that regard. One thing that has created some uncertainty in the markets is the extent of the potential fallout from the implementation and escalation of trade tariffs by the Trump Administration. That effort is now 21 months old and counting. The mid-December announcement that the U.S. and China had struck a "Phase One" deal is encouraging.

The yield on the benchmark 10-Year Treasury Note (T-Note) closed trading on December 31, 2019, at 1.92%, down 77 bps from its 2.69% close a year earlier, according to Bloomberg. The yield stood 48 bps below its 2.40% average for the 10-year period ended December 31, 2019. For those investors still concerned about the prospects for an inverted yield curve, the spread between the 2-Year T-Note and the 10-Year T-Note closed 2019 at 35 bps (1.57% vs. 1.92%), according to data from Bloomberg. For comparative purposes, the average spread was 117 bps (3.33% vs. 4.50%) for the 30-year period ended December 31, 2019. The yield curve, while not inverted, remains flat. We will monitor this scenario moving forward. Moody's Investors Service expects the number of defaults in the high yield corporate bond market to rise in 2020 but remain below the historical average. Moody's reported that its global speculative-grade default rate stood at 3.0% in December 2019, according to its most recent release. It sees the rate rising to 3.3% by the end of December 2020. Moody's puts the historical average default rate at 4.1% since 1983. The fact that Moody's expects the speculative-grade default rate to remain below its historical average in 2020 this deep into an economic expansion should be construed as a positive sign by investors, in our opinion.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIOD ENDED DECEMBER 31, 2019
                                                                               1 YEAR         5 YEAR      SINCE INCEPTION
                                                                 INCEPTION     ANNUAL     AVERAGE ANNUAL  AVERAGE ANNUAL
                                                                   DATE     TOTAL RETURN   TOTAL RETURN    TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I           5/1/14       16.38%          4.51%           4.79%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II          5/1/14       16.57%          4.75%           5.04%
Broad Blended Benchmark (a)                                                    17.47%          6.47%           6.75%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                8.72%          3.05%           3.21%
Russell 3000(R) Index (c)                                                      31.02%         11.24%          11.75%
Multi Asset Class Blended Benchmark (d)                                        15.61%          4.37%           4.62%
-------------------------------------------------------------------------------------------------------------------------

(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000(R) Index (40%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%), ICE BofAML Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofAML U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofAML U.S. MBS Index (8%), and ICE BofAML U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         May 1, 2014 - December 31, 2019

                First Trust Multi
                Income Allocation    Broad Blended   Bloomberg Barclays U.S.   Russell 3000(R)   Multi Asset Class
               Portfolio - Class I     Benchmark      Aggregate Bond Index          Index        Blended Benchmark
5/1/2014             $10,000            $10,000              $10,000               $10,000            $10,000
6/30/2014             10,320             10,245               10,096                10,470             10,334
12/31/2014            10,457             10,582               10,294                11,020             10,428
6/30/2015             10,383             10,667               10,284                11,234             10,278
12/31/2015            10,119             10,662               10,354                11,073              9,933
6/30/2016             10,900             11,168               10,904                11,474             10,744
12/31/2016            11,057             11,384               10,628                12,483             10,958
6/30/2017             11,437             11,942               10,869                13,598             11,299
12/31/2017            11,725             12,556               11,004                15,121             11,585
6/30/2018             11,611             12,601               10,826                15,608             11,681
12/31/2018            11,205             12,328               11,006                14,328             11,173
6/30/2019             12,447             13,712               11,678                17,009             12,535
12/31/2019            13,041             14,483               11,964                18,773             12,916

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  14.0%
First Trust Tactical High Yield ETF            9.0
iShares iBoxx $ Investment Grade Corporate
  Bond ETF                                     8.0
First Trust Preferred Securities and
  Income ETF                                   6.0
iShares MBS ETF                                4.2
First Trust Institutional Preferred
  Securities and Income ETF                    2.0
Enterprise Products Partners, L.P.             1.8
Invesco Bulletshares 2020 Corporate
  Bond ETF                                     1.2
Magellan Midstream Partners, L.P.              1.0
TC Energy Corp.                                1.0
------------------------------------------------------
    Total                                     48.2%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         45.3%
------------------------------------------------------
Common Stocks:
  Energy                                       4.0
  Information Technology                       3.6
  Utilities                                    3.2
  Health Care                                  3.2
  Industrials                                  2.2
  Financials                                   2.0
  Consumer Discretionary                       1.7
  Consumer Staples                             1.4
  Communication Services                       0.8
  Materials                                    0.5
------------------------------------------------------
Total Common Stocks                           22.6
------------------------------------------------------
U.S. Government Bonds & Notes                 10.0
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                   9.8
------------------------------------------------------
Total Real Estate Investment Trusts            9.8
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       7.0
  Utilities                                    0.5
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships              7.8
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities                                   4.4
------------------------------------------------------
Mortgage-Backed Securities                     0.1
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Dorsey Wright Tactical Core Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing
  Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing
  Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

For the year ended December 31, 2019, the First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") Class I Shares returned 20.87% versus 22.18% for the Broad Blended Benchmark: 60% S&P 500(R) Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any investment borrowings) in exchange-traded funds ("ETFs") and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the "Index"). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of four distinct asset classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities;
(ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. ("Nasdaq") to calculate and maintain the Index.

The Index will utilize the Dynamic Asset Level Investing ("DALI") asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class's market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.

PERFORMANCE REVIEW

The Fund began 2019 with the following allocations to the four asset classes: domestic equity securities (70.5%), international equity securities (5.1%), fixed income securities (22.8%), and cash equivalents (1.6%). Throughout 2019, the DALI asset allocation to the four asset classes remained largely the same. At the end of 2019, the Fund had the following allocations: domestic equity securities (74.2%), international equity securities (4.9%), fixed income securities (19.1%), and cash equivalents (1.8%). The Fund's largest contributing holdings contributing to performance in 2019 were the First Trust NASDAQ-100 Technology Sector Index Fund and First Trust Technology AlphaDEX(R) Fund. The Fund's largest detracting holdings were the First Trust Latin America AlphaDEX(R) Fund and the SPDR(R) Portfolio Long Term Treasury ETF.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIOD ENDED DECEMBER 31, 2019
                                                                                              1 YEAR      SINCE INCEPTION
                                                                 INCEPTION                    ANNUAL      AVERAGE ANNUAL
                                                                   DATE                    TOTAL RETURN    TOTAL RETURN
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I      10/30/15                     20.87%           6.71%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II     10/30/15                     21.29%           6.97%
Broad Blended Benchmark (a)                                                                   22.18%           9.52%
Bloomberg Barclays U.S. Aggregate Bond Index (b)                                               8.72%           3.38%
S&P 500(R) Index (c)                                                                          31.49%          13.46%
-------------------------------------------------------------------------------------------------------------------------

(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500(R) Index (60%).

(b) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          October 30, 2015 - December 31, 2019

               First Trust Dorsey Wright      Broad      Bloomberg Barclays
               Tactical Core Portfolio -     Blended       U.S. Aggregate      S&P 500(R)
                        Class I             Benchmark        Bond Index          Index
10/30/15                $10,000              $10,000          $10,000           $10,000
12/31/15                  9,940                9,900            9,941             9,872
6/30/16                   9,807               10,347           10,469            10,251
12/31/16                 10,035               10,722           10,204            11,053
6/30/17                  10,773               11,417           10,436            12,085
12/31/17                 11,791               12,246           10,565            13,465
6/30/18                  12,317               12,368           10,394            13,822
12/31/18                 10,838               11,957           10,567            12,875
6/30/19                  12,632               13,588           11,213            15,262
12/31/19                 13,112               14,610           11,488            16,929

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY AND PERFORMANCE SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust NASDAQ-100-Technology Sector
  Index Fund                                  10.6%
First Trust Mid Cap Growth AlphaDEX(R) Fund   10.5
First Trust Large Cap Growth AlphaDEX(R)
  Fund                                        10.5
First Trust Technology AlphaDEX(R) Fund        9.8
First Trust Small Cap Growth AlphaDEX(R)
  Fund                                         9.5
First Trust Dow Jones Internet Index Fund      8.6
First Trust Utilities AlphaDEX(R) Fund         8.3
First Trust Financials AlphaDEX(R) Fund        7.7
iShares Core U.S. Aggregate Bond ETF           5.9
SPDR Portfolio Intermediate Term Corporate
  Bond ETF                                     3.5
------------------------------------------------------
    Total                                     84.9%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2019 (UNAUDITED)

As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2019.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING     ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       7/1/2019-          VALUE         VALUE       7/1/2019-      EXPENSE
                                    7/1/2019     12/31/2019  12/31/2019 (a)      7/1/2019     12/31/2019  12/31/2019 (a)  RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------  ----------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
    Class I.....................   $1,000.00     $1,058.60       $ 6.23         $1,000.00     $1,019.16       $ 6.11        1.20%
    Class II....................   $1,000.00     $1,059.90       $ 4.93         $1,000.00     $1,020.42       $ 4.84        0.95%

First Trust Multi Income Allocation
  Portfolio (c)
    Class I.....................   $1,000.00     $1,047.70       $ 4.28         $1,000.00     $1,021.02       $ 4.23        0.83%
    Class II....................   $1,000.00     $1,048.30       $ 2.99         $1,000.00     $1,022.28       $ 2.96        0.58%

First Trust Dorsey Wright Tactical
  Core Portfolio (c)
    Class I.....................   $1,000.00     $1,038.00       $ 4.01         $1,000.00     $1,021.27       $ 3.97        0.78%
    Class II....................   $1,000.00     $1,039.50       $ 2.72         $1,000.00     $1,022.53       $ 2.70        0.53%


(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2019 through December 31, 2019), multiplied by 184/365 (to reflect the six-month period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

(c) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 56.9%

             AEROSPACE & DEFENSE - 1.4%
     19,024  General Dynamics Corp........................................................  $   3,354,882
     27,838  HEICO Corp...................................................................      3,177,708
     42,328  Hexcel Corp..................................................................      3,103,066
     16,413  Huntington Ingalls Industries, Inc...........................................      4,117,693
                                                                                            -------------
                                                                                               13,753,349
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 1.1%
     41,003  CH Robinson Worldwide, Inc...................................................      3,206,435
     46,795  Expeditors International of Washington, Inc..................................      3,650,946
     54,554  Forward Air Corp.............................................................      3,816,052
                                                                                            -------------
                                                                                               10,673,433
                                                                                            -------------
             AIRLINES - 0.7%
     60,352  Delta Air Lines, Inc.........................................................      3,529,385
     64,364  Southwest Airlines Co........................................................      3,474,369
                                                                                            -------------
                                                                                                7,003,754
                                                                                            -------------
             AUTO COMPONENTS - 0.8%
    126,252  Gentex Corp..................................................................      3,658,783
     29,485  Lear Corp....................................................................      4,045,342
                                                                                            -------------
                                                                                                7,704,125
                                                                                            -------------
             BANKS - 4.8%
    171,670  Associated Banc-Corp.........................................................      3,783,607
     40,455  Bank of Hawaii Corp..........................................................      3,849,698
    100,081  Cathay General Bancorp.......................................................      3,808,082
     60,180  Commerce Bancshares, Inc.....................................................      4,088,629
     39,259  Cullen/Frost Bankers, Inc....................................................      3,838,745
    166,573  CVB Financial Corp...........................................................      3,594,645
    214,588  First Horizon National Corp..................................................      3,553,577
     92,370  First Merchants Corp.........................................................      3,841,668
     77,701  Heartland Financial USA, Inc.................................................      3,864,848
     64,282  Popular, Inc.................................................................      3,776,568
     62,819  US Bancorp...................................................................      3,724,539
     78,085  Zions Bancorp N.A............................................................      4,054,173
                                                                                            -------------
                                                                                               45,778,779
                                                                                            -------------
             BEVERAGES - 0.4%
     25,356  PepsiCo, Inc.................................................................      3,465,404
                                                                                            -------------
             BIOTECHNOLOGY - 0.4%
     54,849  Gilead Sciences, Inc.........................................................      3,564,088
                                                                                            -------------
             BUILDING PRODUCTS - 0.8%
     33,538  Allegion PLC.................................................................      4,176,823
     72,863  AO Smith Corp................................................................      3,471,193
                                                                                            -------------
                                                                                                7,648,016
                                                                                            -------------
             CAPITAL MARKETS - 5.4%
      7,800  BlackRock, Inc...............................................................      3,921,060
     83,106  Charles Schwab (The) Corp....................................................      3,952,521
     63,286  Cohen & Steers, Inc..........................................................      3,971,829
     77,373  Eaton Vance Corp.............................................................      3,612,545
     43,400  Evercore, Inc., Class A......................................................      3,244,584
     14,308  FactSet Research Systems, Inc................................................      3,838,836


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
    120,454  Franklin Resources, Inc......................................................  $   3,129,395
     77,081  Houlihan Lokey, Inc..........................................................      3,766,949
     37,676  Intercontinental Exchange, Inc...............................................      3,486,914
     37,251  Northern Trust Corp..........................................................      3,957,546
     42,158  Raymond James Financial, Inc.................................................      3,771,455
     58,666  SEI Investments Co...........................................................      3,841,450
     30,427  T Rowe Price Group, Inc......................................................      3,707,226
     74,439  TD Ameritrade Holding Corp...................................................      3,699,618
                                                                                            -------------
                                                                                               51,901,928
                                                                                            -------------
             CHEMICALS - 1.1%
     15,670  Air Products & Chemicals, Inc................................................      3,682,293
     28,426  Celanese Corp................................................................      3,499,809
     38,854  LyondellBasell Industries N.V., Class A......................................      3,670,926
                                                                                            -------------
                                                                                               10,853,028
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 1.4%
     12,966  Cintas Corp..................................................................      3,488,891
    102,035  Rollins, Inc.................................................................      3,383,480
     40,068  Tetra Tech, Inc..............................................................      3,452,259
     17,816  UniFirst Corp................................................................      3,598,476
                                                                                            -------------
                                                                                               13,923,106
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.7%
     70,358  Cisco Systems, Inc...........................................................      3,374,370
    140,459  Juniper Networks, Inc........................................................      3,459,505
                                                                                            -------------
                                                                                                6,833,875
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.8%
     32,766  Packaging Corp. of America...................................................      3,669,464
     59,720  Sonoco Products Co...........................................................      3,685,919
                                                                                            -------------
                                                                                                7,355,383
                                                                                            -------------
             DIVERSIFIED CONSUMER SERVICES - 0.3%
      5,241  Graham Holdings Co., Class B.................................................      3,348,947
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.8%
     37,859  AMETEK, Inc..................................................................      3,776,056
     41,808  Eaton Corp PLC...............................................................      3,960,054
                                                                                            -------------
                                                                                                7,736,110
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.6%
     36,025  Amphenol Corp., Class A......................................................      3,898,986
     28,208  CDW Corp.....................................................................      4,029,230
     53,780  Dolby Laboratories, Inc., Class A............................................      3,700,064
     37,306  TE Connectivity, Ltd.........................................................      3,575,407
                                                                                            -------------
                                                                                               15,203,687
                                                                                            -------------
             ENTERTAINMENT - 0.4%
     26,675  Walt Disney (The) Co.........................................................      3,858,005
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.0%
     19,107  PS Business Parks, Inc.......................................................      3,150,171
     14,173  Public Storage...............................................................      3,018,282


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             EQUITY REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
    253,007  Sunstone Hotel Investors, Inc................................................  $   3,521,858
                                                                                            -------------
                                                                                                9,690,311
                                                                                            -------------
             FOOD PRODUCTS - 1.5%
     79,496  Hormel Foods Corp............................................................      3,586,065
     18,107  J&J Snack Foods Corp.........................................................      3,336,577
     25,074  Lancaster Colony Corp........................................................      4,014,347
     62,841  Mondelez International, Inc., Class A........................................      3,461,282
                                                                                            -------------
                                                                                               14,398,271
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
      4,461  Atrion Corp..................................................................      3,352,441
     39,743  Baxter International, Inc....................................................      3,323,310
     16,071  Stryker Corp.................................................................      3,373,946
                                                                                            -------------
                                                                                               10,049,697
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.7%
      8,325  Chemed Corp..................................................................      3,656,840
     13,597  Humana, Inc..................................................................      4,983,572
     32,479  Quest Diagnostics, Inc.......................................................      3,468,432
     15,997  UnitedHealth Group, Inc......................................................      4,702,798
                                                                                            -------------
                                                                                               16,811,642
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 1.5%
     79,532  Carnival Corp................................................................      4,042,612
     83,408  Cheesecake Factory (The), Inc................................................      3,241,235
     29,407  Darden Restaurants, Inc......................................................      3,205,657
     66,191  Texas Roadhouse, Inc.........................................................      3,727,877
                                                                                            -------------
                                                                                               14,217,381
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.4%
     65,952  DR Horton, Inc...............................................................      3,478,968
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.4%
     18,941  WD-40 Co.....................................................................      3,677,206
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.7%
     20,545  Honeywell International, Inc.................................................      3,636,465
      9,749  Roper Technologies, Inc......................................................      3,453,388
                                                                                            -------------
                                                                                                7,089,853
                                                                                            -------------
             INSURANCE - 7.1%
     66,444  Aflac, Inc...................................................................      3,514,888
     31,986  Allstate (The) Corp..........................................................      3,596,826
     32,235  American Financial Group, Inc................................................      3,534,568
     28,096  American National Insurance Co...............................................      3,306,337
     52,586  AMERISAFE, Inc...............................................................      3,472,254
     96,403  Brown & Brown, Inc...........................................................      3,805,990
     29,795  Cincinnati Financial Corp....................................................      3,132,944
     70,585  CNA Financial Corp...........................................................      3,162,914
     79,769  Employers Holdings, Inc......................................................      3,330,356
     78,280  Fidelity National Financial, Inc.............................................      3,549,998
     58,911  First American Financial Corp................................................      3,435,689
     36,300  Globe Life, Inc..............................................................      3,820,575
     57,357  Hartford Financial Services Group (The), Inc.................................      3,485,585


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             INSURANCE (CONTINUED)
     33,649  Kinsale Capital Group, Inc...................................................  $   3,420,757
    147,490  Old Republic International Corp..............................................      3,299,351
     60,837  Principal Financial Group, Inc...............................................      3,346,035
     21,744  Reinsurance Group of America, Inc............................................      3,545,577
     46,234  Selective Insurance Group, Inc...............................................      3,013,994
     23,380  Travelers (The) Cos., Inc....................................................      3,201,891
     48,127  WR Berkley Corp..............................................................      3,325,576
                                                                                            -------------
                                                                                               68,302,105
                                                                                            -------------
             IT SERVICES - 2.6%
     18,074  Accenture PLC, Class A.......................................................      3,805,842
     21,535  Automatic Data Processing, Inc...............................................      3,671,718
     23,816  Jack Henry & Associates, Inc.................................................      3,469,277
     12,799  Mastercard, Inc., Class A....................................................      3,821,653
     44,995  MAXIMUS, Inc.................................................................      3,347,178
     42,000  Paychex, Inc.................................................................      3,572,520
     20,212  Visa, Inc., Class A..........................................................      3,797,835
                                                                                            -------------
                                                                                               25,486,023
                                                                                            -------------
             LIFE SCIENCES TOOLS & SERVICES - 0.4%
     45,365  Agilent Technologies, Inc....................................................      3,870,088
                                                                                            -------------
             MACHINERY - 4.0%
     21,371  Cummins, Inc.................................................................      3,824,554
     72,711  Franklin Electric Co., Inc...................................................      4,167,795
     75,506  Graco, Inc...................................................................      3,926,312
     21,213  IDEX Corp....................................................................      3,648,636
     22,214  Illinois Tool Works, Inc.....................................................      3,990,301
     28,214  Ingersoll-Rand PLC...........................................................      3,750,205
     40,068  Lincoln Electric Holdings, Inc...............................................      3,875,778
     49,655  PACCAR, Inc..................................................................      3,927,710
     22,206  Snap-on, Inc.................................................................      3,761,696
     47,426  Toro (The) Co................................................................      3,778,429
                                                                                            -------------
                                                                                               38,651,416
                                                                                            -------------
             MEDIA - 0.8%
    161,240  Interpublic Group of (The) Cos., Inc.........................................      3,724,644
     44,397  Omnicom Group, Inc...........................................................      3,597,045
                                                                                            -------------
                                                                                                7,321,689
                                                                                            -------------
             METALS & MINING - 0.4%
     34,884  Reliance Steel & Aluminum Co.................................................      4,177,708
                                                                                            -------------
             MULTILINE RETAIL - 0.3%
     21,874  Dollar General Corp..........................................................      3,411,907
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 1.1%
    197,856  Cabot Oil & Gas Corp.........................................................      3,444,673
     49,232  Exxon Mobil Corp.............................................................      3,435,409
     33,948  Phillips 66..................................................................      3,782,147
                                                                                            -------------
                                                                                               10,662,229
                                                                                            -------------
             PERSONAL PRODUCTS - 0.4%
     49,683  Inter Parfums, Inc...........................................................      3,612,451
                                                                                            -------------


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             PHARMACEUTICALS - 1.2%
     26,868  Johnson & Johnson............................................................  $   3,919,235
     96,753  Pfizer, Inc..................................................................      3,790,782
     27,902  Zoetis, Inc..................................................................      3,692,830
                                                                                            -------------
                                                                                               11,402,847
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.8%
     49,733  Exponent, Inc................................................................      3,432,074
     62,456  Robert Half International, Inc...............................................      3,944,097
                                                                                            -------------
                                                                                                7,376,171
                                                                                            -------------
             ROAD & RAIL - 1.2%
     30,877  Landstar System, Inc.........................................................      3,515,964
     19,348  Norfolk Southern Corp........................................................      3,756,027
     21,460  Union Pacific Corp...........................................................      3,879,754
                                                                                            -------------
                                                                                               11,151,745
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
     67,462  Intel Corp...................................................................      4,037,601
     60,030  Maxim Integrated Products, Inc...............................................      3,692,445
     26,898  Texas Instruments, Inc.......................................................      3,450,744
                                                                                            -------------
                                                                                               11,180,790
                                                                                            -------------
             SOFTWARE - 0.8%
     13,071  Intuit, Inc..................................................................      3,423,687
     25,005  Microsoft Corp...............................................................      3,943,289
                                                                                            -------------
                                                                                                7,366,976
                                                                                            -------------
             SPECIALTY RETAIL - 1.1%
     31,648  Ross Stores, Inc.............................................................      3,684,460
     62,367  TJX (The) Cos., Inc..........................................................      3,808,129
     38,438  Tractor Supply Co............................................................      3,591,647
                                                                                            -------------
                                                                                               11,084,236
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.8%
     35,880  Columbia Sportswear Co.......................................................      3,594,817
    123,012  Wolverine World Wide, Inc....................................................      4,150,425
                                                                                            -------------
                                                                                                7,745,242
                                                                                            -------------
             THRIFTS & MORTGAGE FINANCE - 0.4%
    212,102  Northwest Bancshares, Inc....................................................      3,527,256
                                                                                            -------------
             TOBACCO - 0.4%
     84,998  Altria Group, Inc............................................................      4,242,250
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.8%
     47,930  MSC Industrial Direct Co., Inc., Class A.....................................      3,761,067
     20,548  Watsco, Inc..................................................................      3,701,722
                                                                                            -------------
                                                                                                7,462,789
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    548,054,264
             (Cost $466,470,479)                                                            -------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 36.4%

             AEROSPACE & DEFENSE - 0.5%
$   250,000  L3Harris Technologies, Inc..........................    2.90%      12/15/29    $     254,504
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          268,412
    248,000  Lockheed Martin Corp................................    4.09%      09/15/52          291,444
    250,000  Northrop Grumman Corp...............................    2.08%      10/15/20          250,310
    500,000  Northrop Grumman Corp...............................    2.55%      10/15/22          507,745
    250,000  Northrop Grumman Corp...............................    2.93%      01/15/25          257,963
    500,000  Northrop Grumman Corp...............................    3.25%      01/15/28          522,277
    500,000  Northrop Grumman Corp...............................    4.03%      10/15/47          559,408
    750,000  United Technologies Corp............................    3.35%      08/16/21          768,192
    250,000  United Technologies Corp............................    3.65%      08/16/23          263,759
    250,000  United Technologies Corp............................    3.95%      08/16/25          272,839
    500,000  United Technologies Corp............................    4.63%      11/16/48          627,504
                                                                                            -------------
                                                                                                4,844,357
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 1.0%
    850,000  FedEx Corp..........................................    3.30%      03/15/27          879,706
    500,000  FedEx Corp..........................................    4.20%      10/17/28          545,639
    648,000  FedEx Corp..........................................    4.55%      04/01/46          667,612
    550,000  FedEx Corp..........................................    4.40%      01/15/47          553,441
    500,000  FedEx Corp..........................................    4.95%      10/17/48          547,447
  1,000,000  United Parcel Service, Inc..........................    2.05%      04/01/21        1,002,918
    500,000  United Parcel Service, Inc..........................    2.35%      05/16/22          505,757
    545,000  United Parcel Service, Inc..........................    2.45%      10/01/22          553,921
    500,000  United Parcel Service, Inc..........................    2.50%      04/01/23          509,503
    250,000  United Parcel Service, Inc..........................    2.20%      09/01/24          251,592
    250,000  United Parcel Service, Inc..........................    2.80%      11/15/24          259,105
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          505,938
    250,000  United Parcel Service, Inc..........................    3.05%      11/15/27          263,205
    500,000  United Parcel Service, Inc..........................    3.40%      03/15/29          537,598
    250,000  United Parcel Service, Inc..........................    2.50%      09/01/29          249,760
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          500,178
    500,000  United Parcel Service, Inc..........................    4.25%      03/15/49          586,555
    250,000  United Parcel Service, Inc..........................    3.40%      09/01/49          254,021
                                                                                            -------------
                                                                                                9,173,896
                                                                                            -------------
             AIRLINES - 0.1%
    500,000  Delta Air Lines, Inc................................    2.90%      10/28/24          501,258
    500,000  Delta Air Lines, Inc................................    3.75%      10/28/29          500,130
    250,000  Southwest Airlines Co...............................    3.00%      11/15/26          256,265
                                                                                            -------------
                                                                                                1,257,653
                                                                                            -------------
             AUTOMOBILES - 0.1%
    500,000  American Honda Finance Corp.........................    1.95%      05/20/22          501,989
    250,000  General Motors Co...................................    5.00%      10/01/28          272,604
                                                                                            -------------
                                                                                                  774,593
                                                                                            -------------
             BANKS - 6.1%
    600,000  Bank of America Corp................................    2.63%      04/19/21          605,643
    500,000  Bank of America Corp. (a)...........................    2.37%      07/21/21          501,074
    250,000  Bank of America Corp. (a)...........................    2.33%      10/01/21          250,741
    500,000  Bank of America Corp. (a)...........................    2.74%      01/23/22          503,722
    250,000  Bank of America Corp................................    2.50%      10/21/22          252,489


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Bank of America Corp. (a)...........................    2.88%      04/24/23    $     508,633
    500,000  Bank of America Corp. (a)...........................    2.82%      07/21/23          508,228
  1,207,000  Bank of America Corp. (a)...........................    3.00%      12/20/23        1,235,771
    250,000  Bank of America Corp. (a)...........................    3.55%      03/05/24          259,588
    450,000  Bank of America Corp................................    4.00%      04/01/24          482,280
    500,000  Bank of America Corp. (a)...........................    3.86%      07/23/24          526,454
    500,000  Bank of America Corp. (a)...........................    3.46%      03/15/25          522,419
    500,000  Bank of America Corp. (a)...........................    3.09%      10/01/25          516,388
    500,000  Bank of America Corp. (a)...........................    2.46%      10/22/25          503,686
    250,000  Bank of America Corp. (a)...........................    3.37%      01/23/26          261,676
    400,000  Bank of America Corp................................    4.45%      03/03/26          439,658
    950,000  Bank of America Corp................................    3.50%      04/19/26        1,011,174
    500,000  Bank of America Corp. (a)...........................    3.56%      04/23/27          528,915
    150,000  Bank of America Corp................................    3.25%      10/21/27          156,488
    250,000  Bank of America Corp................................    4.18%      11/25/27          271,316
    500,000  Bank of America Corp. (a)...........................    3.82%      01/20/28          537,251
    500,000  Bank of America Corp. (a)...........................    3.71%      04/24/28          535,039
    500,000  Bank of America Corp. (a)...........................    3.59%      07/21/28          530,443
  1,091,000  Bank of America Corp. (a)...........................    3.42%      12/20/28        1,146,626
    250,000  Bank of America Corp. (a)...........................    3.97%      03/05/29          272,654
    500,000  Bank of America Corp. (a)...........................    4.27%      07/23/29          556,180
    500,000  Bank of America Corp. (a)...........................    3.97%      02/07/30          549,356
    500,000  Bank of America Corp. (a)...........................    3.19%      07/23/30          517,930
    500,000  Bank of America Corp. (a)...........................    2.88%      10/22/30          505,036
    250,000  Bank of America Corp. (a)...........................    4.24%      04/24/38          288,667
    500,000  Bank of America Corp. (a)...........................    4.08%      04/23/40          568,168
    225,000  Bank of America Corp................................    5.88%      02/07/42          320,182
    250,000  Bank of America Corp. (a)...........................    4.44%      01/20/48          305,395
    500,000  Bank of America Corp. (a)...........................    3.95%      01/23/49          568,834
    500,000  Bank of America Corp. (a)...........................    4.33%      03/15/50          603,685
    500,000  CIT Bank N.A. (a)...................................    2.97%      09/27/25          499,687
    250,000  Citibank N.A........................................    3.40%      07/23/21          255,429
    500,000  Citibank N.A. (a)...................................    3.17%      02/19/22          506,418
    500,000  Citibank N.A. (a)...................................    2.84%      05/20/22          506,168
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          605,778
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          352,250
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          254,184
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          812,823
    500,000  Citigroup, Inc......................................    2.75%      04/25/22          508,165
    500,000  Citigroup, Inc......................................    2.70%      10/27/22          508,496
  1,000,000  Citigroup, Inc. (a).................................    2.31%      11/04/22        1,003,383
    500,000  Citigroup, Inc. (a).................................    2.88%      07/24/23          508,691
    250,000  Citigroup, Inc. (a).................................    4.04%      06/01/24          264,608
    500,000  Citigroup, Inc. (a).................................    3.35%      04/24/25          520,736
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          495,894
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          315,453
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          259,612
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          326,949
    350,000  Citigroup, Inc......................................    4.45%      09/29/27          385,942
    500,000  Citigroup, Inc. (a).................................    3.89%      01/10/28          539,255


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$ 1,000,000  Citigroup, Inc. (a).................................    3.67%      07/24/28    $   1,066,954
    500,000  Citigroup, Inc......................................    4.13%      07/25/28          546,090
    500,000  Citigroup, Inc. (a).................................    3.52%      10/27/28          526,863
    250,000  Citigroup, Inc. (a).................................    4.08%      04/23/29          273,874
    500,000  Citigroup, Inc. (a).................................    3.98%      03/20/30          547,832
  1,000,000  Citigroup, Inc. (a).................................    2.98%      11/05/30        1,016,851
    500,000  Citigroup, Inc. (a).................................    3.88%      01/24/39          548,791
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          281,984
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          146,184
    750,000  Citigroup, Inc......................................    4.75%      05/18/46          898,464
    500,000  Citigroup, Inc. (a).................................    4.28%      04/24/48          595,410
    500,000  Citigroup, Inc......................................    4.65%      07/23/48          626,327
    500,000  Fifth Third Bancorp.................................    2.38%      01/28/25          501,229
    250,000  Huntington National Bank (The)......................    3.55%      10/06/23          262,442
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          569,359
    450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          453,076
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          335,615
    500,000  JPMorgan Chase & Co. (a)............................    3.21%      04/01/23          512,139
    250,000  JPMorgan Chase & Co. (a)............................    2.78%      04/25/23          254,058
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          509,402
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          427,212
    250,000  JPMorgan Chase & Co. (a)............................    3.56%      04/23/24          260,648
    250,000  JPMorgan Chase & Co. (a)............................    3.80%      07/23/24          263,644
    500,000  JPMorgan Chase & Co. (a)............................    2.30%      10/15/25          499,774
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          895,434
    300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          328,933
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          264,335
    500,000  JPMorgan Chase & Co. (a)............................    3.78%      02/01/28          539,596
    500,000  JPMorgan Chase & Co. (a)............................    3.54%      05/01/28          531,674
    500,000  JPMorgan Chase & Co. (a)............................    3.51%      01/23/29          531,869
    250,000  JPMorgan Chase & Co. (a)............................    4.01%      04/23/29          274,814
    500,000  JPMorgan Chase & Co. (a)............................    4.20%      07/23/29          558,571
    500,000  JPMorgan Chase & Co. (a)............................    3.70%      05/06/30          539,121
    500,000  JPMorgan Chase & Co. (a)............................    2.74%      10/15/30          500,714
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          580,374
    250,000  JPMorgan Chase & Co. (a)............................    3.88%      07/24/38          277,164
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          128,043
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          191,199
    500,000  JPMorgan Chase & Co. (a)............................    4.26%      02/22/48          591,808
    500,000  JPMorgan Chase & Co. (a)............................    4.03%      07/24/48          572,381
    750,000  JPMorgan Chase & Co. (a)............................    3.96%      11/15/48          851,177
    500,000  JPMorgan Chase & Co. (a)............................    3.90%      01/23/49          563,637
    500,000  JPMorgan Chase Bank N.A. (a)........................    2.60%      02/01/21          500,272
    250,000  JPMorgan Chase Bank N.A. (a)........................    3.09%      04/26/21          250,873
    500,000  MUFG Union Bank N.A.................................    2.10%      12/09/22          501,611
    500,000  PNC Financial Services Group (The), Inc.............    2.60%      07/23/26          506,823
    500,000  Regions Bank........................................    2.75%      04/01/21          504,270
    500,000  Regions Financial Corp..............................    3.80%      08/14/23          529,646
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          554,083
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          300,519


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Wells Fargo & Co....................................    2.63%      07/22/22    $     507,634
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          445,691
    500,000  Wells Fargo & Co. (a)...............................    2.41%      10/30/25          500,811
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          566,231
    100,000  Wells Fargo & Co....................................    4.10%      06/03/26          107,923
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          256,446
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          219,356
    500,000  Wells Fargo & Co. (a)...............................    3.58%      05/22/28          531,931
    500,000  Wells Fargo & Co. (a)...............................    2.88%      10/30/30          504,119
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45          122,502
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          314,156
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          901,988
    250,000  Wells Fargo Bank N.A. (a)...........................    3.33%      07/23/21          251,981
  1,000,000  Wells Fargo Bank N.A................................    3.63%      10/22/21        1,029,476
    500,000  Wells Fargo Bank N.A. (a)...........................    2.08%      09/09/22          500,899
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          266,731
    500,000  Zions Bancorp N.A...................................    3.25%      10/29/29          491,621
                                                                                            -------------
                                                                                               58,894,369
                                                                                            -------------
             BEVERAGES - 0.8%
    875,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc...................................    4.70%      02/01/36        1,015,469
  1,100,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc...................................    4.90%      02/01/46        1,306,756
    562,000  Anheuser-Busch Inbev Finance, Inc...................    3.30%      02/01/23          582,592
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.50%      01/12/24          263,622
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.15%      01/23/25          272,633
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      01/23/29          290,016
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.90%      01/23/31          298,190
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.38%      04/15/38          281,290
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.60%      04/15/48          286,572
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    5.55%      01/23/49          325,298
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      04/15/58          292,897
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    5.80%      01/23/59          341,936
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23        1,023,302
    500,000  Coca-Cola (The) Co..................................    1.75%      09/06/24          496,909
    500,000  PepsiCo, Inc........................................    3.38%      07/29/49          525,972
                                                                                            -------------
                                                                                                7,603,454
                                                                                            -------------
             BIOTECHNOLOGY - 1.4%
    250,000  AbbVie, Inc.........................................    3.38%      11/14/21          256,531
  2,000,000  AbbVie, Inc. (b)....................................    2.15%      11/19/21        2,003,815
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          382,961
  2,000,000  AbbVie, Inc. (b)....................................    2.30%      11/21/22        2,011,506
    250,000  AbbVie, Inc.........................................    3.75%      11/14/23          263,313
  1,000,000  AbbVie, Inc. (b)....................................    2.60%      11/21/24        1,009,224
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          264,316
  1,000,000  AbbVie, Inc. (b)....................................    2.95%      11/21/26        1,019,710
    250,000  AbbVie, Inc.........................................    4.25%      11/14/28          276,753
  1,000,000  AbbVie, Inc. (b)....................................    3.20%      11/21/29        1,018,615
    500,000  AbbVie, Inc. (b)....................................    4.05%      11/21/39          527,309


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BIOTECHNOLOGY (CONTINUED)
$   275,000  AbbVie, Inc.........................................    4.40%      11/06/42    $     296,190
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          335,802
    250,000  AbbVie, Inc.........................................    4.88%      11/14/48          289,304
  1,000,000  AbbVie, Inc. (b)....................................    4.25%      11/21/49        1,066,370
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          456,214
    500,000  Amgen, Inc..........................................    2.65%      05/11/22          507,646
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          211,464
    100,000  Amgen, Inc..........................................    2.60%      08/19/26          101,393
    500,000  Amgen, Inc..........................................    3.20%      11/02/27          527,405
    350,000  Amgen, Inc..........................................    4.40%      05/01/45          392,806
                                                                                            -------------
                                                                                               13,218,647
                                                                                            -------------
             BUILDING PRODUCTS - 0.0%
    250,000  Owens Corning.......................................    3.95%      08/15/29          260,745
    250,000  Owens Corning.......................................    4.30%      07/15/47          237,759
                                                                                            -------------
                                                                                                  498,504
                                                                                            -------------
             CAPITAL MARKETS - 2.2%
    700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21          706,271
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          502,060
    500,000  Goldman Sachs Group (The), Inc......................    3.00%      04/26/22          506,406
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.88%      10/31/22          507,203
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          729,502
    250,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      06/05/23          254,234
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      07/24/23          509,257
    500,000  Goldman Sachs Group (The), Inc......................    3.63%      02/20/24          525,190
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          639,775
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          157,569
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.27%      09/29/25          517,992
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          652,246
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          582,615
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          526,614
    750,000  Goldman Sachs Group (The), Inc......................    3.85%      01/26/27          798,995
    250,000  Goldman Sachs Group (The), Inc. (a).................    3.69%      06/05/28          266,204
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.81%      04/23/29          536,861
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.22%      05/01/29          551,719
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.02%      10/31/38          544,409
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.41%      04/23/39          570,767
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          560,157
  1,000,000  Morgan Stanley......................................    2.50%      04/21/21        1,007,827
    550,000  Morgan Stanley......................................    5.50%      07/28/21          579,526
    500,000  Morgan Stanley......................................    2.63%      11/17/21          506,146
    500,000  Morgan Stanley......................................    2.75%      05/19/22          509,397
    500,000  Morgan Stanley......................................    3.13%      01/23/23          514,350
    300,000  Morgan Stanley......................................    3.75%      02/25/23          314,350
    500,000  Morgan Stanley (a)..................................    3.74%      04/24/24          522,701
    450,000  Morgan Stanley......................................    3.88%      04/29/24          478,681
    250,000  Morgan Stanley (a)..................................    2.72%      07/22/25          253,323
    800,000  Morgan Stanley......................................    3.88%      01/27/26          859,927
    250,000  Morgan Stanley......................................    4.35%      09/08/26          273,678
    250,000  Morgan Stanley......................................    3.63%      01/20/27          266,428


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   500,000  Morgan Stanley (a)..................................    3.59%      07/22/28    $     532,062
    500,000  Morgan Stanley (a)..................................    3.77%      01/24/29          538,640
    500,000  Morgan Stanley (a)..................................    4.43%      01/23/30          565,965
    500,000  Morgan Stanley (a)..................................    3.97%      07/22/38          556,329
    500,000  Morgan Stanley (a)..................................    4.46%      04/22/39          590,366
    350,000  Morgan Stanley......................................    6.38%      07/24/42          516,740
    100,000  Morgan Stanley......................................    4.30%      01/27/45          117,812
    250,000  Morgan Stanley......................................    4.38%      01/22/47          300,275
                                                                                            -------------
                                                                                               20,950,569
                                                                                            -------------
             CHEMICALS - 0.1%
    250,000  Dow Chemical (The) Co...............................    3.15%      05/15/24          259,453
    250,000  Dow Chemical (The) Co...............................    4.80%      05/15/49          290,404
    500,000  LYB International Finance III, LLC..................    4.20%      10/15/49          524,101
                                                                                            -------------
                                                                                                1,073,958
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.0%
    250,000  Republic Services, Inc..............................    2.50%      08/15/24          253,133
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.2%
    800,000  Cisco Systems, Inc..................................    2.20%      09/20/23          810,597
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          534,913
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          204,072
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          315,774
                                                                                            -------------
                                                                                                1,865,356
                                                                                            -------------
             CONSUMER FINANCE - 1.3%
    250,000  American Express Co.................................    3.00%      02/22/21          253,047
    250,000  American Express Co.................................    2.50%      08/01/22          253,066
    250,000  American Express Co.................................    3.70%      08/03/23          263,004
    250,000  American Express Co.................................    3.40%      02/22/24          261,686
    500,000  American Express Co.................................    2.50%      07/30/24          506,171
    500,000  American Express Co.................................    3.00%      10/30/24          517,297
    450,000  American Express Co.................................    3.63%      12/05/24          476,072
    250,000  American Express Co.................................    4.20%      11/06/25          275,831
    575,000  American Express Credit Corp........................    2.25%      05/05/21          577,903
    250,000  American Express Credit Corp........................    2.70%      03/03/22          254,274
    250,000  Capital One Financial Corp..........................    4.25%      04/30/25          272,404
    500,000  Capital One Financial Corp..........................    3.80%      01/31/28          538,177
    500,000  Capital One N.A.....................................    2.65%      08/08/22          507,703
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21        1,037,776
  1,000,000  Caterpillar Financial Services Corp.................    2.55%      11/29/22        1,019,540
    500,000  Caterpillar Financial Services Corp.................    2.15%      11/08/24          502,382
    500,000  Discover Bank.......................................    3.35%      02/06/23          515,962
    500,000  Discover Bank.......................................    2.45%      09/12/24          499,436
    250,000  Discover Bank.......................................    4.65%      09/13/28          282,051
    500,000  Ford Motor Credit Co., LLC..........................    2.98%      08/03/22          500,938
    250,000  Ford Motor Credit Co., LLC..........................    3.35%      11/01/22          252,713
    250,000  Ford Motor Credit Co., LLC..........................    4.54%      08/01/26          256,182
    250,000  General Motors Financial Co., Inc...................    2.45%      11/06/20          250,637
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          253,513
    500,000  General Motors Financial Co., Inc...................    4.20%      11/06/21          518,533


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CONSUMER FINANCE (CONTINUED)
$   250,000  General Motors Financial Co., Inc...................    3.55%      07/08/22    $     257,441
    250,000  General Motors Financial Co., Inc...................    5.10%      01/17/24          271,569
    250,000  General Motors Financial Co., Inc...................    3.50%      11/07/24          257,772
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          221,969
    100,000  General Motors Financial Co., Inc...................    4.00%      10/06/26          104,940
    250,000  General Motors Financial Co., Inc...................    4.35%      01/17/27          263,036
    250,000  General Motors Financial Co., Inc...................    3.85%      01/05/28          255,312
                                                                                            -------------
                                                                                               12,478,337
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.1%
    350,000  International Paper Co..............................    4.40%      08/15/47          375,505
    250,000  Packaging Corp. of America..........................    3.00%      12/15/29          251,809
    250,000  WRKCo, Inc..........................................    3.00%      09/15/24          255,292
    250,000  WRKCo, Inc..........................................    3.38%      09/15/27          256,217
    250,000  WRKCo, Inc..........................................    4.20%      06/01/32          274,521
                                                                                            -------------
                                                                                                1,413,344
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.4%
    250,000  Berkshire Hathaway Finance Corp.....................    4.20%      08/15/48          296,434
    500,000  Berkshire Hathaway Finance Corp.....................    4.25%      01/15/49          594,122
    125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23          128,253
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          448,295
    500,000  Dell International LLC/EMC Corp. (b)................    4.42%      06/15/21          514,675
    250,000  Dell International LLC/EMC Corp. (b)................    4.00%      07/15/24          262,096
    500,000  Dell International LLC/EMC Corp. (b)................    4.90%      10/01/26          551,021
    250,000  Dell International LLC/EMC Corp. (b)................    5.30%      10/01/29          282,132
    250,000  Dell International LLC/EMC Corp. (b)................    8.35%      07/15/46          344,942
                                                                                            -------------
                                                                                                3,421,970
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
    250,000  AT&T, Inc...........................................    3.20%      03/01/22          256,013
    250,000  AT&T, Inc...........................................    3.80%      03/01/24          265,497
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          159,658
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          366,821
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          705,076
    545,000  AT&T, Inc...........................................    4.10%      02/15/28          593,522
    500,000  AT&T, Inc...........................................    4.35%      03/01/29          556,713
    462,000  AT&T, Inc...........................................    4.30%      02/15/30          513,809
    250,000  AT&T, Inc...........................................    5.25%      03/01/37          299,129
    500,000  AT&T, Inc...........................................    4.85%      03/01/39          577,775
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          485,688
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          270,365
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          283,397
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          701,813
    250,000  AT&T, Inc...........................................    4.50%      03/09/48          276,652
    250,000  AT&T, Inc...........................................    5.70%      03/01/57          323,303
    200,000  Level 3 Financing, Inc. (b).........................    3.40%      03/01/27          201,776
    250,000  Level 3 Financing, Inc. (b).........................    3.88%      11/15/29          252,338
    250,000  Verizon Communications, Inc.........................    2.63%      08/15/26          254,107
    250,000  Verizon Communications, Inc.........................    4.13%      03/16/27          277,787
    250,000  Verizon Communications, Inc.........................    3.88%      02/08/29          276,008
  1,119,000  Verizon Communications, Inc.........................    4.02%      12/03/29        1,248,411


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
$   231,000  Verizon Communications, Inc.........................    4.27%      01/15/36    $     262,024
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          337,368
    750,000  Verizon Communications, Inc.........................    4.86%      08/21/46          932,401
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          300,450
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          321,683
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          645,954
                                                                                            -------------
                                                                                               11,945,538
                                                                                            -------------
             ELECTRIC UTILITIES - 3.4%
    500,000  AEP Texas, Inc......................................    2.40%      10/01/22          504,829
    750,000  AEP Transmission Co., LLC...........................    3.10%      12/01/26          777,888
    250,000  AEP Transmission Co., LLC...........................    4.00%      12/01/46          278,746
    500,000  AEP Transmission Co., LLC...........................    3.75%      12/01/47          539,061
    500,000  AEP Transmission Co., LLC...........................    4.25%      09/15/48          575,261
    250,000  AEP Transmission Co., LLC...........................    3.15%      09/15/49          242,588
    250,000  Alabama Power Co....................................    3.70%      12/01/47          264,539
    500,000  Alabama Power Co....................................    3.45%      10/01/49          514,430
    750,000  American Electric Power Co., Inc....................    2.95%      12/15/22          764,745
    300,000  Appalachian Power Co................................    4.40%      05/15/44          339,543
    250,000  Appalachian Power Co................................    4.50%      03/01/49          289,959
    500,000  Atlantic City Electric Co...........................    4.00%      10/15/28          558,339
    250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26          248,425
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          255,028
    250,000  Baltimore Gas & Electric Co.........................    3.75%      08/15/47          267,328
    250,000  Baltimore Gas & Electric Co.........................    3.20%      09/15/49          245,730
    500,000  Cleveland Electric Illuminating (The) Co. (b).......    3.50%      04/01/28          521,245
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          306,960
    250,000  Commonwealth Edison Co..............................    2.95%      08/15/27          259,285
    250,000  Commonwealth Edison Co..............................    3.70%      08/15/28          273,738
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          319,879
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          425,544
    500,000  Commonwealth Edison Co..............................    3.75%      08/15/47          541,091
    500,000  Commonwealth Edison Co..............................    4.00%      03/01/49          567,077
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23          101,596
    500,000  Duke Energy Carolinas LLC...........................    3.05%      03/15/23          515,682
    250,000  Duke Energy Carolinas LLC...........................    2.45%      08/15/29          248,638
    250,000  Duke Energy Carolinas LLC...........................    3.20%      08/15/49          249,882
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          249,865
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          306,574
    500,000  Duke Energy Corp....................................    2.40%      08/15/22          505,248
    250,000  Duke Energy Corp....................................    3.15%      08/15/27          257,867
    500,000  Duke Energy Corp....................................    3.40%      06/15/29          523,686
    950,000  Duke Energy Corp....................................    3.75%      09/01/46          984,373
    500,000  Duke Energy Corp....................................    3.95%      08/15/47          530,510
    500,000  Duke Energy Corp....................................    4.20%      06/15/49          555,262
    500,000  Duke Energy Florida LLC.............................    3.20%      01/15/27          523,299
    250,000  Duke Energy Florida LLC.............................    3.80%      07/15/28          274,087
  1,000,000  Duke Energy Florida LLC.............................    2.50%      12/01/29          998,656
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          255,165
    250,000  Duke Energy Florida LLC.............................    4.20%      07/15/48          290,326


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   500,000  Duke Energy Progress LLC............................    3.45%      03/15/29    $     536,409
    250,000  Duke Energy Progress LLC............................    3.60%      09/15/47          262,686
    575,000  Exelon Corp.........................................    5.15%      12/01/20          586,643
    200,000  Exelon Corp.........................................    2.45%      04/15/21          200,955
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          239,279
    250,000  Florida Power & Light Co............................    3.95%      03/01/48          285,735
    500,000  Georgia Power Co....................................    2.20%      09/15/24          500,620
    250,000  Indiana Michigan Power Co...........................    3.85%      05/15/28          273,379
    500,000  Indiana Michigan Power Co...........................    3.75%      07/01/47          524,809
    250,000  Indiana Michigan Power Co...........................    4.25%      08/15/48          286,583
    500,000  Jersey Central Power & Light Co. (b)................    4.30%      01/15/26          544,874
    410,000  Metropolitan Edison Co. (b).........................    3.50%      03/15/23          423,954
    500,000  Metropolitan Edison Co. (b).........................    4.30%      01/15/29          557,954
    500,000  Oncor Electric Delivery Co., LLC....................    2.75%      06/01/24          506,541
    250,000  PECO Energy Co......................................    3.70%      09/15/47          274,504
    500,000  PECO Energy Co......................................    3.90%      03/01/48          564,572
    250,000  PECO Energy Co......................................    3.00%      09/15/49          240,979
    500,000  Public Service Electric & Gas Co....................    3.25%      09/01/23          521,118
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          545,716
    250,000  Public Service Electric & Gas Co....................    3.00%      05/15/27          258,898
    500,000  Public Service Electric & Gas Co....................    3.65%      09/01/28          545,833
    250,000  Public Service Electric & Gas Co....................    3.20%      05/15/29          263,988
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          305,712
    500,000  Public Service Electric & Gas Co....................    3.60%      12/01/47          543,009
    250,000  Public Service Electric & Gas Co....................    4.05%      05/01/48          288,040
    250,000  Public Service Electric & Gas Co....................    3.85%      05/01/49          282,066
    500,000  Public Service Electric & Gas Co....................    3.20%      08/01/49          506,711
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          501,051
    500,000  Virginia Electric & Power Co........................    2.75%      03/15/23          509,493
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          209,743
    450,000  Virginia Electric & Power Co........................    2.95%      11/15/26          466,832
    250,000  Virginia Electric & Power Co........................    3.50%      03/15/27          267,663
    500,000  Virginia Electric & Power Co........................    2.88%      07/15/29          513,418
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          552,631
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          276,339
    250,000  Virginia Electric & Power Co........................    3.80%      09/15/47          271,051
    500,000  Virginia Electric & Power Co........................    4.60%      12/01/48          613,921
                                                                                            -------------
                                                                                               32,305,683
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.1%
    250,000  Rockwell Automation, Inc............................    3.50%      03/01/29          269,050
    250,000  Rockwell Automation, Inc............................    4.20%      03/01/49          292,496
                                                                                            -------------
                                                                                                  561,546
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS &
                COMPONENTS - 0.0%
    250,000  Corning, Inc........................................    3.90%      11/15/49          254,774
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
    500,000  National Oilwell Varco, Inc.........................    3.60%      12/01/29          502,542
                                                                                            -------------
             ENTERTAINMENT - 0.3%
    150,000  TWDC Enterprises 18 Corp............................    3.00%      02/13/26          158,088
    350,000  TWDC Enterprises 18 Corp............................    1.85%      07/30/26          344,273


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ENTERTAINMENT (CONTINUED)
$   500,000  TWDC Enterprises 18 Corp............................    2.95%      06/15/27    $     528,001
    475,000  TWDC Enterprises 18 Corp............................    4.13%      06/01/44          561,660
    250,000  Walt Disney (The) Co................................    1.65%      09/01/22          249,483
    500,000  Walt Disney (The) Co................................    1.75%      08/30/24          496,537
    250,000  Walt Disney (The) Co................................    2.00%      09/01/29          242,942
    250,000  Walt Disney (The) Co................................    2.75%      09/01/49          236,710
                                                                                            -------------
                                                                                                2,817,694
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.1%
    500,000  Duke Realty L.P.....................................    2.88%      11/15/29          502,054
    250,000  Simon Property Group L.P............................    2.00%      09/13/24          248,968
                                                                                            -------------
                                                                                                  751,022
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.8%
    250,000  Walmart, Inc........................................    3.13%      06/23/21          255,410
  1,000,000  Walmart, Inc........................................    2.35%      12/15/22        1,018,094
    250,000  Walmart, Inc........................................    3.40%      06/26/23          263,027
    325,000  Walmart, Inc........................................    3.30%      04/22/24          342,018
    500,000  Walmart, Inc........................................    2.85%      07/08/24          519,097
    500,000  Walmart, Inc........................................    2.65%      12/15/24          516,667
  1,000,000  Walmart, Inc........................................    3.55%      06/26/25        1,075,031
    500,000  Walmart, Inc........................................    3.05%      07/08/26          527,842
    250,000  Walmart, Inc........................................    3.70%      06/26/28          275,665
    500,000  Walmart, Inc........................................    3.25%      07/08/29          537,113
    500,000  Walmart, Inc........................................    2.38%      09/24/29          501,228
    250,000  Walmart, Inc........................................    3.95%      06/28/38          290,052
  1,000,000  Walmart, Inc........................................    3.63%      12/15/47        1,114,745
    250,000  Walmart, Inc........................................    4.05%      06/29/48          296,755
    500,000  Walmart, Inc........................................    2.95%      09/24/49          499,643
                                                                                            -------------
                                                                                                8,032,387
                                                                                            -------------
             FOOD PRODUCTS - 0.4%
    500,000  Conagra Brands, Inc.................................    3.80%      10/22/21          516,116
    500,000  Conagra Brands, Inc.................................    4.30%      05/01/24          538,828
    500,000  Conagra Brands, Inc.................................    4.60%      11/01/25          552,813
    500,000  Conagra Brands, Inc.................................    4.85%      11/01/28          574,129
    500,000  Conagra Brands, Inc.................................    5.40%      11/01/48          611,669
    250,000  Hershey (The) Co....................................    2.05%      11/15/24          250,778
    250,000  Hershey (The) Co....................................    2.45%      11/15/29          251,782
    250,000  Kraft Heinz Foods Co. (b)...........................    4.88%      10/01/49          264,294
    250,000  Nestle Holdings, Inc. (b)...........................    3.10%      09/24/21          255,670
                                                                                            -------------
                                                                                                3,816,079
                                                                                            -------------
             GAS UTILITIES - 0.2%
  1,000,000  CenterPoint Energy Resources Corp...................    3.55%      04/01/23        1,035,931
    500,000  Southern Co. Gas Capital Corp.......................    4.40%      05/30/47          554,282
                                                                                            -------------
                                                                                                1,590,213
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
    350,000  Abbott Laboratories.................................    3.40%      11/30/23          368,198
    282,000  Abbott Laboratories.................................    3.75%      11/30/26          308,365
  1,100,000  Abbott Laboratories.................................    4.90%      11/30/46        1,447,694
    550,000  Becton Dickinson and Co.............................    3.36%      06/06/24          573,200


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
$   522,000  Becton Dickinson and Co.............................    3.70%      06/06/27    $     555,969
    800,000  Becton Dickinson and Co.............................    4.67%      06/06/47          955,159
    250,000  Boston Scientific Corp..............................    3.45%      03/01/24          261,747
    250,000  Boston Scientific Corp..............................    3.75%      03/01/26          268,185
    250,000  Boston Scientific Corp..............................    4.00%      03/01/29          276,904
    250,000  Boston Scientific Corp..............................    4.55%      03/01/39          294,624
    250,000  Boston Scientific Corp..............................    4.70%      03/01/49          304,672
    295,000  Medtronic, Inc......................................    3.15%      03/15/22          303,506
    267,000  Medtronic, Inc......................................    3.50%      03/15/25          286,398
                                                                                            -------------
                                                                                                6,204,621
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 2.2%
    250,000  Anthem, Inc.........................................    2.38%      01/15/25          250,001
    250,000  Anthem, Inc.........................................    2.88%      09/15/29          249,580
    250,000  Anthem, Inc.........................................    4.55%      03/01/48          283,388
    750,000  Anthem, Inc.........................................    3.70%      09/15/49          752,210
    500,000  CIGNA Corp..........................................    3.40%      09/17/21          512,042
    500,000  CIGNA Corp..........................................    3.75%      07/15/23          524,822
    500,000  CIGNA Corp..........................................    4.13%      11/15/25          543,314
    500,000  CIGNA Corp..........................................    4.80%      08/15/38          585,045
    399,000  CVS Health Corp.....................................    3.35%      03/09/21          405,728
  1,100,000  CVS Health Corp.....................................    2.13%      06/01/21        1,102,160
    500,000  CVS Health Corp.....................................    3.70%      03/09/23          521,473
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          741,243
    250,000  CVS Health Corp.....................................    2.63%      08/15/24          252,401
    500,000  CVS Health Corp.....................................    4.10%      03/25/25          537,164
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          189,730
    150,000  CVS Health Corp.....................................    2.88%      06/01/26          152,324
    250,000  CVS Health Corp.....................................    3.00%      08/15/26          255,435
    500,000  CVS Health Corp.....................................    4.30%      03/25/28          546,666
    250,000  CVS Health Corp.....................................    3.25%      08/15/29          254,597
    350,000  CVS Health Corp.....................................    4.78%      03/25/38          398,542
  1,000,000  CVS Health Corp.....................................    5.05%      03/25/48        1,186,917
    250,000  HCA, Inc............................................    4.13%      06/15/29          265,779
    250,000  HCA, Inc............................................    5.13%      06/15/39          276,410
    250,000  HCA, Inc............................................    5.25%      06/15/49          280,341
    500,000  Laboratory Corp. of America Holdings................    2.30%      12/01/24          498,640
    500,000  Laboratory Corp. of America Holdings................    2.95%      12/01/29          502,482
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          282,081
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          561,208
    500,000  UnitedHealth Group, Inc.............................    2.38%      10/15/22          506,425
    250,000  UnitedHealth Group, Inc.............................    3.50%      02/15/24          264,095
    500,000  UnitedHealth Group, Inc.............................    2.38%      08/15/24          506,966
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          108,107
    250,000  UnitedHealth Group, Inc.............................    3.70%      12/15/25          270,797
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          262,079
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          536,577
    500,000  UnitedHealth Group, Inc.............................    3.38%      04/15/27          534,231
    500,000  UnitedHealth Group, Inc.............................    2.95%      10/15/27          520,598
    250,000  UnitedHealth Group, Inc.............................    3.88%      12/15/28          277,041


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
$   500,000  UnitedHealth Group, Inc.............................    2.88%      08/15/29    $     515,292
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          222,629
    250,000  UnitedHealth Group, Inc.............................    3.50%      08/15/39          263,100
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          706,569
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          574,942
    500,000  UnitedHealth Group, Inc.............................    4.25%      04/15/47          579,771
    250,000  UnitedHealth Group, Inc.............................    3.75%      10/15/47          269,518
    250,000  UnitedHealth Group, Inc.............................    4.45%      12/15/48          299,460
    250,000  UnitedHealth Group, Inc.............................    3.70%      08/15/49          269,452
    250,000  UnitedHealth Group, Inc.............................    3.88%      08/15/59          270,854
    250,000  Unum Group..........................................    4.50%      12/15/49          245,147
                                                                                            -------------
                                                                                               20,915,373
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.1%
    500,000  Las Vegas Sands Corp................................    2.90%      06/25/25          505,943
    500,000  Marriott International (MD), Inc....................    2.13%      10/03/22          501,295
                                                                                            -------------
                                                                                                1,007,238
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.0%
    500,000  DR Horton, Inc......................................    2.50%      10/15/24          500,917
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.1%
    250,000  Procter & Gamble (The) Co...........................    1.70%      11/03/21          250,926
    500,000  Procter & Gamble (The) Co...........................    2.15%      08/11/22          505,934
                                                                                            -------------
                                                                                                  756,860
                                                                                            -------------
             INDEPENDENT POWER & RENEWABLE ELECTRICITY
                PRODUCERS - 0.3%
    500,000  NextEra Energy Capital Holdings, Inc................    2.80%      01/15/23          511,449
    500,000  NextEra Energy Capital Holdings, Inc................    3.15%      04/01/24          518,864
    500,000  NextEra Energy Capital Holdings, Inc................    3.55%      05/01/27          531,682
    500,000  NextEra Energy Capital Holdings, Inc................    3.50%      04/01/29          532,732
    500,000  NextEra Energy Capital Holdings, Inc................    2.75%      11/01/29          503,721
                                                                                            -------------
                                                                                                2,598,448
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    2.77%      12/15/22          510,341
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    4.08%      12/15/47          513,604
                                                                                            -------------
                                                                                                1,023,945
                                                                                            -------------
             INSURANCE - 0.6%
    200,000  American International Group, Inc...................    4.13%      02/15/24          214,912
    100,000  American International Group, Inc...................    3.90%      04/01/26          107,495
    250,000  American International Group, Inc...................    4.25%      03/15/29          278,537
    300,000  American International Group, Inc...................    6.25%      05/01/36          401,506
    500,000  Aon Corp............................................    2.20%      11/15/22          502,701
    500,000  Aon Corp............................................    3.75%      05/02/29          535,492
    250,000  CNA Financial Corp..................................    3.90%      05/01/29          269,436
    250,000  Hartford Financial Services Group (The), Inc........    2.80%      08/19/29          253,443
    250,000  Hartford Financial Services Group (The), Inc........    3.60%      08/19/49          257,747
    750,000  Marsh & McLennan Cos., Inc..........................    4.38%      03/15/29          855,780
    250,000  Marsh & McLennan Cos., Inc..........................    4.90%      03/15/49          317,963
    300,000  MetLife, Inc........................................    4.88%      11/13/43          372,528
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          325,206


                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INSURANCE (CONTINUED)
$   500,000  Travelers (The) Cos., Inc...........................    4.00%      05/30/47    $     567,622
    500,000  Travelers (The) Cos., Inc...........................    4.10%      03/04/49          576,830
                                                                                            -------------
                                                                                                5,837,198
                                                                                            -------------
             IT SERVICES - 0.9%
    500,000  Fiserv, Inc.........................................    2.75%      07/01/24          509,359
    500,000  Fiserv, Inc.........................................    3.20%      07/01/26          518,563
    500,000  Fiserv, Inc.........................................    3.50%      07/01/29          526,578
    500,000  Fiserv, Inc.........................................    4.40%      07/01/49          570,080
    500,000  International Business Machines Corp................    2.85%      05/13/22          511,474
    500,000  International Business Machines Corp................    3.00%      05/15/24          519,188
    500,000  International Business Machines Corp................    3.30%      05/15/26          528,239
    500,000  International Business Machines Corp................    3.50%      05/15/29          538,429
    500,000  International Business Machines Corp................    4.15%      05/15/39          565,055
    500,000  International Business Machines Corp................    4.25%      05/15/49          573,138
    500,000  Visa, Inc...........................................    2.15%      09/15/22          505,857
    950,000  Visa, Inc...........................................    2.80%      12/14/22          978,165
    303,000  Visa, Inc...........................................    4.15%      12/14/35          357,922
    450,000  Visa, Inc...........................................    4.30%      12/14/45          553,963
    500,000  Visa, Inc...........................................    3.65%      09/15/47          561,055
                                                                                            -------------
                                                                                                8,317,065
                                                                                            -------------
             LEISURE PRODUCTS - 0.1%
    500,000  Hasbro, Inc.........................................    2.60%      11/19/22          503,411
    250,000  Hasbro, Inc.........................................    3.00%      11/19/24          251,565
                                                                                            -------------
                                                                                                  754,976
                                                                                            -------------
             MACHINERY - 0.1%
    250,000  Caterpillar, Inc....................................    2.60%      09/19/29          252,827
    250,000  Caterpillar, Inc....................................    3.25%      09/19/49          251,742
    250,000  Wabtec Corp.........................................    4.40%      03/15/24          265,614
                                                                                            -------------
                                                                                                  770,183
                                                                                            -------------
             MEDIA - 1.2%
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25          672,208
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.05%      03/30/29          283,893
    750,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          931,131
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      05/01/47          280,936
    500,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.75%      04/01/48          584,873
    500,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.80%      03/01/50          528,145
    600,000  Comcast Corp........................................    3.45%      10/01/21          617,788
    575,000  Comcast Corp........................................    3.70%      04/15/24          613,662
    550,000  Comcast Corp........................................    3.95%      10/15/25          600,718
    250,000  Comcast Corp........................................    3.55%      05/01/28          269,288
    350,000  Comcast Corp........................................    4.15%      10/15/28          394,536
    250,000  Comcast Corp........................................    2.65%      02/01/30          251,395


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA (CONTINUED)
$   500,000  Comcast Corp........................................    3.25%      11/01/39    $     509,027
    250,000  Comcast Corp........................................    3.40%      07/15/46          254,181
    500,000  Comcast Corp........................................    4.00%      08/15/47          552,176
    250,000  Comcast Corp........................................    4.00%      03/01/48          277,973
    400,000  Comcast Corp........................................    4.70%      10/15/48          494,617
    500,000  Comcast Corp........................................    3.45%      02/01/50          514,027
    250,000  Comcast Corp........................................    4.95%      10/15/58          326,285
    500,000  Discovery Communications LLC........................    4.13%      05/15/29          540,881
    500,000  Discovery Communications LLC........................    5.30%      05/15/49          593,659
    500,000  Fox Corp. (b).......................................    3.67%      01/25/22          516,515
    500,000  Fox Corp. (b).......................................    4.03%      01/25/24          533,143
    250,000  Fox Corp. (b).......................................    4.71%      01/25/29          285,315
    250,000  Fox Corp. (b).......................................    5.48%      01/25/39          306,409
    250,000  Fox Corp. (b).......................................    5.58%      01/25/49          318,928
                                                                                            -------------
                                                                                               12,051,709
                                                                                            -------------
             MULTI-UTILITIES - 1.5%
    250,000  Cameron LNG LLC (b).................................    2.90%      07/15/31          250,946
    250,000  Cameron LNG LLC (b).................................    3.30%      01/15/35          252,937
    500,000  Cameron LNG LLC (b).................................    3.70%      01/15/39          511,950
    650,000  CenterPoint Energy, Inc.............................    3.60%      11/01/21          667,207
    600,000  CenterPoint Energy, Inc.............................    3.85%      02/01/24          633,332
    750,000  CenterPoint Energy, Inc.............................    2.50%      09/01/24          751,886
    250,000  CenterPoint Energy, Inc.............................    2.95%      03/01/30          247,032
    200,000  Consolidated Edison Co. of New York, Inc............    3.80%      05/15/28          217,988
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          389,837
    500,000  Consolidated Edison Co. of New York, Inc............    3.88%      06/15/47          543,043
    500,000  Consolidated Edison Co. of New York, Inc............    4.13%      05/15/49          569,058
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          282,800
  1,000,000  Consolidated Edison Co. of New York, Inc............    3.70%      11/15/59        1,036,634
    500,000  Dominion Energy Gas Holdings LLC....................    2.50%      11/15/24          502,906
    500,000  Dominion Energy Gas Holdings LLC....................    3.00%      11/15/29          499,375
    500,000  Dominion Energy Gas Holdings LLC....................    3.90%      11/15/49          501,593
    250,000  Dominion Energy, Inc................................    2.75%      01/15/22          253,693
    495,000  Dominion Energy, Inc................................    4.70%      12/01/44          575,410
    500,000  DTE Energy Co.......................................    2.25%      11/01/22          500,303
    500,000  DTE Energy Co.......................................    2.95%      03/01/30          496,230
    910,000  NiSource, Inc.......................................    2.65%      11/17/22          921,707
    750,000  NiSource, Inc.......................................    3.65%      06/15/23          781,746
    250,000  NiSource, Inc.......................................    3.49%      05/15/27          263,221
    500,000  NiSource, Inc.......................................    2.95%      09/01/29          499,377
    667,000  NiSource, Inc.......................................    4.38%      05/15/47          741,109
    250,000  NiSource, Inc.......................................    3.95%      03/30/48          264,080
    500,000  Public Service Enterprise Group, Inc................    2.65%      11/15/22          507,845
    500,000  Public Service Enterprise Group, Inc................    2.88%      06/15/24          511,682
                                                                                            -------------
                                                                                               14,174,927
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 3.4%
  1,000,000  BP Capital Markets America, Inc.....................    3.80%      09/21/25        1,083,073
    500,000  BP Capital Markets America, Inc.....................    3.41%      02/11/26          533,152
    100,000  BP Capital Markets America, Inc.....................    3.12%      05/04/26          104,580


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   500,000  BP Capital Markets America, Inc.....................    3.94%      09/21/28    $     553,102
    750,000  BP Capital Markets America, Inc.....................    4.23%      11/06/28          848,970
    750,000  Chevron Corp........................................    2.10%      05/16/21          754,913
    550,000  Chevron Corp........................................    2.57%      05/16/23          561,425
    500,000  Chevron Corp........................................    2.90%      03/03/24          518,603
    150,000  Chevron Corp........................................    3.33%      11/17/25          160,442
  1,360,000  Chevron Corp........................................    2.95%      05/16/26        1,422,636
    225,000  ConocoPhillips......................................    6.50%      02/01/39          328,355
    250,000  Diamondback Energy, Inc.............................    3.50%      12/01/29          254,863
    250,000  Enable Midstream Partners L.P.......................    4.95%      05/15/28          253,451
    250,000  Enable Midstream Partners L.P.......................    4.15%      09/15/29          237,915
    400,000  Energy Transfer Operating L.P.......................    3.60%      02/01/23          409,965
    150,000  Energy Transfer Operating L.P.......................    4.20%      09/15/23          157,608
    500,000  Energy Transfer Operating L.P.......................    4.50%      04/15/24          532,638
    250,000  Energy Transfer Operating L.P.......................    4.20%      04/15/27          262,053
    250,000  Energy Transfer Operating L.P.......................    4.95%      06/15/28          274,177
    250,000  Energy Transfer Operating L.P.......................    5.25%      04/15/29          281,153
    250,000  Energy Transfer Operating L.P.......................    5.80%      06/15/38          283,551
    250,000  Energy Transfer Operating L.P.......................    5.30%      04/15/47          267,314
    250,000  Energy Transfer Operating L.P.......................    6.00%      06/15/48          292,134
    250,000  Energy Transfer Operating L.P.......................    6.25%      04/15/49          302,123
    500,000  Enterprise Products Operating LLC...................    4.15%      10/16/28          553,911
    500,000  Enterprise Products Operating LLC...................    3.13%      07/31/29          515,541
    500,000  Enterprise Products Operating LLC...................    4.80%      02/01/49          588,251
    500,000  Enterprise Products Operating LLC...................    4.20%      01/31/50          539,047
    500,000  Exxon Mobil Corp....................................    2.22%      03/01/21          503,061
    250,000  Exxon Mobil Corp....................................    1.90%      08/16/22          251,476
    250,000  Exxon Mobil Corp....................................    2.02%      08/16/24          251,068
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          155,180
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          209,990
    250,000  Exxon Mobil Corp....................................    2.28%      08/16/26          251,913
    250,000  Exxon Mobil Corp....................................    2.44%      08/16/29          252,750
    250,000  Exxon Mobil Corp....................................    3.00%      08/16/39          251,212
    250,000  Exxon Mobil Corp....................................    3.10%      08/16/49          250,329
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          232,156
    500,000  Kinder Morgan, Inc..................................    3.15%      01/15/23          511,658
    715,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          776,323
    650,000  Kinder Morgan, Inc..................................    5.05%      02/15/46          730,518
    500,000  Kinder Morgan, Inc..................................    5.20%      03/01/48          581,483
    250,000  Midwest Connector Capital Co., LLC (b)..............    3.63%      04/01/22          256,053
    250,000  Midwest Connector Capital Co., LLC (b)..............    3.90%      04/01/24          262,621
    500,000  MPLX L.P............................................    4.00%      03/15/28          518,326
    500,000  MPLX L.P............................................    4.80%      02/15/29          549,240
    500,000  MPLX L.P............................................    5.20%      03/01/47          541,408
    250,000  Occidental Petroleum Corp...........................    4.85%      03/15/21          257,576
    252,000  Occidental Petroleum Corp...........................    2.60%      08/13/21          253,945
  1,000,000  Occidental Petroleum Corp...........................    2.70%      08/15/22        1,010,776
    500,000  Occidental Petroleum Corp...........................    2.90%      08/15/24          508,707
    250,000  Occidental Petroleum Corp...........................    3.20%      08/15/26          253,223
    250,000  Occidental Petroleum Corp...........................    3.50%      08/15/29          255,421


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   250,000  Occidental Petroleum Corp...........................    4.30%      08/15/39    $     255,341
    250,000  Occidental Petroleum Corp...........................    4.40%      08/15/49          258,569
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          411,800
    250,000  ONEOK, Inc..........................................    2.75%      09/01/24          252,645
    250,000  ONEOK, Inc..........................................    4.55%      07/15/28          275,252
    250,000  ONEOK, Inc..........................................    4.35%      03/15/29          271,019
    250,000  ONEOK, Inc..........................................    3.40%      09/01/29          254,544
    250,000  ONEOK, Inc..........................................    5.20%      07/15/48          284,145
    250,000  ONEOK, Inc..........................................    4.45%      09/01/49          260,391
    300,000  Plains All American Pipeline L.P./PAA Finance
                Corp.............................................    4.65%      10/15/25          321,683
    250,000  Plains All American Pipeline L.P./PAA Finance
                Corp.............................................    3.55%      12/15/29          247,136
    500,000  Sabine Pass Liquefaction LLC........................    5.00%      03/15/27          550,805
    250,000  Sabine Pass Liquefaction LLC........................    4.20%      03/15/28          265,222
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          363,896
    500,000  Sunoco Logistics Partners Operations L.P............    4.00%      10/01/27          517,758
    500,000  Sunoco Logistics Partners Operations L.P............    5.40%      10/01/47          544,481
    500,000  TC PipeLines L.P....................................    3.90%      05/25/27          523,258
    250,000  Transcontinental Gas Pipe Line Co., LLC.............    4.00%      03/15/28          266,211
    500,000  Valero Energy Corp..................................    4.35%      06/01/28          551,382
    500,000  Valero Energy Corp..................................    4.00%      04/01/29          539,884
    300,000  Williams (The) Cos., Inc............................    3.60%      03/15/22          308,564
    250,000  Williams (The) Cos., Inc............................    3.90%      01/15/25          263,443
    250,000  Williams (The) Cos., Inc............................    3.75%      06/15/27          260,979
    625,000  Williams (The) Cos., Inc............................    4.90%      01/15/45          675,868
    270,000  Williams (The) Cos., Inc............................    5.10%      09/15/45          301,525
    500,000  Williams (The) Cos., Inc............................    4.85%      03/01/48          548,253
                                                                                            -------------
                                                                                               32,325,413
                                                                                            -------------
             PHARMACEUTICALS - 0.8%
    145,000  Bristol-Myers Squibb Co. (b)........................    2.55%      05/14/21          146,478
    500,000  Bristol-Myers Squibb Co. (b)........................    2.60%      05/16/22          508,493
    500,000  Bristol-Myers Squibb Co. (b)........................    2.90%      07/26/24          516,624
    500,000  Bristol-Myers Squibb Co. (b)........................    3.20%      06/15/26          525,713
    500,000  Bristol-Myers Squibb Co. (b)........................    3.40%      07/26/29          535,562
    500,000  Bristol-Myers Squibb Co. (b)........................    4.13%      06/15/39          578,181
    500,000  Merck & Co., Inc....................................    2.90%      03/07/24          520,473
    300,000  Merck & Co., Inc....................................    2.75%      02/10/25          311,472
    500,000  Merck & Co., Inc....................................    3.40%      03/07/29          542,133
    500,000  Merck & Co., Inc....................................    3.90%      03/07/39          573,025
    500,000  Merck & Co., Inc....................................    4.00%      03/07/49          587,345
    250,000  Pfizer, Inc.........................................    3.00%      09/15/21          255,364
    250,000  Pfizer, Inc.........................................    2.80%      03/11/22          255,353
    250,000  Pfizer, Inc.........................................    3.45%      03/15/29          269,639
    250,000  Pfizer, Inc.........................................    4.10%      09/15/38          286,375
    250,000  Pfizer, Inc.........................................    3.90%      03/15/39          282,551
    500,000  Pfizer, Inc.........................................    4.20%      09/15/48          587,526
    250,000  Pfizer, Inc.........................................    4.00%      03/15/49          288,232
                                                                                            -------------
                                                                                                7,570,539
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.0%
    500,000  Equifax, Inc........................................    2.60%      12/01/24          503,484
                                                                                            -------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ROAD & RAIL - 0.8%
$   500,000  CSX Corp............................................    4.25%      03/15/29    $     563,698
    250,000  CSX Corp............................................    2.40%      02/15/30          245,161
    250,000  CSX Corp............................................    3.80%      11/01/46          262,304
    250,000  CSX Corp............................................    3.35%      09/15/49          247,740
    200,000  CSX Corp............................................    4.50%      08/01/54          230,931
    250,000  CSX Corp............................................    4.25%      11/01/66          267,930
    250,000  Kansas City Southern................................    4.20%      11/15/69          256,962
    250,000  Norfolk Southern Corp...............................    3.65%      08/01/25          267,770
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          258,014
    500,000  Norfolk Southern Corp...............................    3.80%      08/01/28          549,986
    750,000  Norfolk Southern Corp...............................    4.15%      02/28/48          849,245
    500,000  Norfolk Southern Corp...............................    4.10%      05/15/49          553,482
    250,000  Ryder System, Inc...................................    3.50%      06/01/21          255,165
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          250,656
    500,000  Ryder System, Inc...................................    2.80%      03/01/22          506,408
    500,000  Ryder System, Inc...................................    3.65%      03/18/24          524,218
    500,000  Ryder System, Inc...................................    2.50%      09/01/24          502,900
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          318,482
    250,000  Union Pacific Corp..................................    3.00%      04/15/27          262,636
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          201,130
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          245,684
    250,000  Union Pacific Corp..................................    4.10%      09/15/67          254,183
                                                                                            -------------
                                                                                                7,874,685
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
  1,000,000  Broadcom, Inc. (b)..................................    3.13%      04/15/21        1,012,388
    100,000  Intel Corp..........................................    3.10%      07/29/22          103,231
    375,000  Intel Corp..........................................    2.70%      12/15/22          384,529
    500,000  Intel Corp..........................................    2.88%      05/11/24          519,687
    100,000  Intel Corp..........................................    2.60%      05/19/26          102,619
    300,000  Intel Corp..........................................    4.10%      05/19/46          346,874
    500,000  Intel Corp..........................................    4.10%      05/11/47          581,932
                                                                                            -------------
                                                                                                3,051,260
                                                                                            -------------
             SOFTWARE - 0.7%
    800,000  Microsoft Corp......................................    2.40%      02/06/22          811,547
    150,000  Microsoft Corp......................................    3.63%      12/15/23          159,780
    250,000  Microsoft Corp......................................    2.88%      02/06/24          259,569
    200,000  Microsoft Corp......................................    3.13%      11/03/25          211,579
    100,000  Microsoft Corp......................................    2.40%      08/08/26          101,264
    500,000  Microsoft Corp......................................    3.30%      02/06/27          534,880
    250,000  Microsoft Corp......................................    4.10%      02/06/37          296,175
    275,000  Microsoft Corp......................................    4.45%      11/03/45          344,832
    350,000  Microsoft Corp......................................    3.70%      08/08/46          396,346
    950,000  Microsoft Corp......................................    4.25%      02/06/47        1,167,294
    200,000  Oracle Corp.........................................    1.90%      09/15/21          200,470
    100,000  Oracle Corp.........................................    2.50%      05/15/22          101,343
    500,000  Oracle Corp.........................................    2.40%      09/15/23          508,659
    250,000  Oracle Corp.........................................    3.40%      07/08/24          264,079
    350,000  Oracle Corp.........................................    2.65%      07/15/26          358,324
    400,000  Oracle Corp.........................................    5.38%      07/15/40          520,779


Page 38                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE (CONTINUED)
$   350,000  Oracle Corp.........................................    4.00%      07/15/46    $     390,226
                                                                                            -------------
                                                                                                6,627,146
                                                                                            -------------
             SPECIALTY RETAIL - 0.7%
    200,000  Home Depot (The), Inc...............................    2.00%      04/01/21          200,529
    770,000  Home Depot (The), Inc...............................    4.40%      04/01/21          791,342
    500,000  Home Depot (The), Inc...............................    3.25%      03/01/22          516,900
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          576,128
  1,000,000  Home Depot (The), Inc...............................    2.80%      09/14/27        1,041,116
    500,000  Home Depot (The), Inc...............................    3.90%      12/06/28          561,981
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          590,499
    500,000  Home Depot (The), Inc...............................    3.90%      06/15/47          566,745
    500,000  Home Depot (The), Inc...............................    4.50%      12/06/48          618,520
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          260,840
    500,000  Lowe's Cos., Inc....................................    3.65%      04/05/29          535,214
    500,000  Lowe's Cos., Inc....................................    4.55%      04/05/49          591,296
                                                                                            -------------
                                                                                                6,851,110
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
    450,000  Apple, Inc..........................................    2.85%      05/06/21          457,053
    250,000  Apple, Inc..........................................    1.55%      08/04/21          249,126
    500,000  Apple, Inc..........................................    1.70%      09/11/22          499,844
    250,000  Apple, Inc..........................................    2.40%      01/13/23          254,304
    375,000  Apple, Inc..........................................    2.40%      05/03/23          381,637
    250,000  Apple, Inc..........................................    3.00%      02/09/24          259,793
    500,000  Apple, Inc..........................................    2.85%      05/11/24          517,536
    500,000  Apple, Inc..........................................    1.80%      09/11/24          497,235
    500,000  Apple, Inc..........................................    2.75%      01/13/25          517,002
    100,000  Apple, Inc..........................................    2.45%      08/04/26          101,508
    250,000  Apple, Inc..........................................    3.35%      02/09/27          266,509
    500,000  Apple, Inc..........................................    3.20%      05/11/27          528,042
    250,000  Apple, Inc..........................................    2.90%      09/12/27          260,503
    500,000  Apple, Inc..........................................    3.00%      11/13/27          525,002
    600,000  Apple, Inc..........................................    4.25%      02/09/47          719,453
    250,000  Apple, Inc..........................................    3.75%      09/12/47          278,918
    250,000  Apple, Inc..........................................    3.75%      11/13/47          278,081
    500,000  Hewlett Packard Enterprise Co.......................    3.50%      10/05/21          512,715
                                                                                            -------------
                                                                                                7,104,261
                                                                                            -------------
             TOBACCO - 0.3%
    250,000  Altria Group, Inc...................................    3.49%      02/14/22          257,386
    250,000  Altria Group, Inc...................................    3.80%      02/14/24          263,429
    250,000  Altria Group, Inc...................................    4.80%      02/14/29          278,890
    250,000  Altria Group, Inc...................................    5.95%      02/14/49          303,550
    250,000  BAT Capital Corp....................................    3.22%      08/15/24          255,883
    250,000  BAT Capital Corp....................................    2.79%      09/06/24          251,493
    250,000  BAT Capital Corp....................................    3.22%      09/06/26          252,285
    250,000  BAT Capital Corp....................................    3.56%      08/15/27          255,479
    250,000  BAT Capital Corp....................................    4.39%      08/15/37          253,606
    250,000  BAT Capital Corp....................................    4.76%      09/06/49          259,520
                                                                                            -------------
                                                                                                2,631,521
                                                                                            -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             WATER UTILITIES - 0.1%
$   250,000  American Water Capital Corp.........................    3.45%      06/01/29    $     264,687
    250,000  American Water Capital Corp.........................    4.15%      06/01/49          283,656
                                                                                            -------------
                                                                                                  548,343
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.0%
    250,000  American Tower Corp.................................    2.75%      01/15/27          250,125
    250,000  American Tower Corp.................................    3.70%      10/15/49          250,285
                                                                                            -------------
                                                                                                  500,410
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    350,801,250
             (Cost $329,580,120)                                                            -------------

FOREIGN CORPORATE BONDS AND NOTES - 3.6%

             BANKS - 1.5%
    500,000  Australia & New Zealand Banking Group (New York, NY)
                Ltd..............................................    2.05%      11/21/22          501,988
    400,000  Banco Santander S.A.................................    2.71%      06/27/24          405,952
    400,000  Banco Santander S.A.................................    3.31%      06/27/29          412,758
    500,000  Bank of Montreal....................................    2.90%      03/26/22          509,952
  1,000,000  Bank of Montreal....................................    2.05%      11/01/22        1,004,510
    500,000  Bank of Montreal....................................    3.30%      02/05/24          521,520
    500,000  Bank of Nova Scotia (The)...........................    2.00%      11/15/22          501,016
    500,000  Bank of Nova Scotia (The)...........................    2.70%      08/03/26          509,374
    250,000  BPCE S.A. (b).......................................    2.70%      10/01/29          248,497
    250,000  Cooperatieve Rabobank U.A. (b)......................    3.88%      09/26/23          264,509
    500,000  Cooperatieve Rabobank U.A. (b)......................    2.63%      07/22/24          506,266
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          480,390
    200,000  HSBC Holdings PLC (a)...............................    3.26%      03/13/23          204,659
    500,000  HSBC Holdings PLC (a)...............................    3.95%      05/18/24          526,338
    200,000  HSBC Holdings PLC (a)...............................    3.80%      03/11/25          210,071
  1,000,000  HSBC Holdings PLC (a)...............................    2.63%      11/07/25        1,004,670
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          667,231
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          378,855
    200,000  HSBC Holdings PLC (a)...............................    4.04%      03/13/28          214,154
    500,000  HSBC Holdings PLC (a)...............................    4.58%      06/19/29          559,537
    250,000  HSBC Holdings PLC (a)...............................    3.97%      05/22/30          269,804
  1,000,000  Royal Bank of Canada................................    2.80%      04/29/22        1,020,920
    500,000  Royal Bank of Canada................................    3.70%      10/05/23          528,931
  1,000,000  Royal Bank of Canada................................    2.25%      11/01/24        1,004,931
    500,000  Skandinaviska Enskilda Banken A.B. (b)..............    2.20%      12/12/22          501,317
    500,000  Sumitomo Mitsui Financial Group, Inc................    2.70%      07/16/24          507,512
    200,000  Sumitomo Mitsui Financial Group, Inc................    2.45%      09/27/24          200,645
    500,000  Sumitomo Mitsui Financial Group, Inc................    3.04%      07/16/29          510,870
    250,000  Sumitomo Mitsui Financial Group, Inc................    2.72%      09/27/29          249,926
                                                                                            -------------
                                                                                               14,427,103
                                                                                            -------------
             CAPITAL MARKETS - 0.2%
    500,000  Credit Suisse (New York, NY) A.G....................    2.10%      11/12/21          502,503
    500,000  Credit Suisse Group AG (b)..........................    3.57%      01/09/23          513,985
    500,000  Credit Suisse Group AG (a) (b)......................    3.87%      01/12/29          533,211
                                                                                            -------------
                                                                                                1,549,699
                                                                                            -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             COMMERCIAL SERVICES & SUPPLIES - 0.1%
$   500,000  Waste Connections, Inc..............................    3.50%      05/01/29    $     530,232
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.5%
    500,000  Banque Federative du Credit Mutuel S.A. (b).........    2.13%      11/21/22          500,913
    250,000  Credit Agricole (London) S.A. (b)...................    2.38%      01/22/25          249,939
    444,000  GE Capital International Funding Co. Unlimited Co...    4.42%      11/15/35          475,756
    500,000  LeasePlan Corp. N.V. (b)............................    2.88%      10/24/24          500,388
    500,000  Shell International Finance, B.V....................    3.50%      11/13/23          527,213
    500,000  Shell International Finance, B.V....................    2.00%      11/07/24          499,027
    500,000  Shell International Finance, B.V....................    2.38%      11/07/29          496,599
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          285,336
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          275,361
  1,000,000  Shell International Finance, B.V....................    3.13%      11/07/49          990,649
                                                                                            -------------
                                                                                                4,801,181
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
    500,000  British Telecommunications PLC (b)..................    3.25%      11/08/29          500,678
    250,000  Telefonica Emisiones S.A............................    5.52%      03/01/49          314,117
                                                                                            -------------
                                                                                                  814,795
                                                                                            -------------
             FOOD PRODUCTS - 0.0%
    500,000  Mondelez International Holdings Netherlands,
                B.V. (b).........................................    2.13%      09/19/22          500,435
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
    250,000  DH Europe Finance II Sarl...........................    2.05%      11/15/22          250,447
    250,000  DH Europe Finance II Sarl...........................    2.20%      11/15/24          250,620
    250,000  DH Europe Finance II Sarl...........................    2.60%      11/15/29          249,633
    250,000  DH Europe Finance II Sarl...........................    3.25%      11/15/39          253,062
    250,000  DH Europe Finance II Sarl...........................    3.40%      11/15/49          255,911
                                                                                            -------------
                                                                                                1,259,673
                                                                                            -------------
             METALS & MINING - 0.1%
    250,000  Anglo American Capital PLC (b)......................    3.63%      09/11/24          259,529
    250,000  Anglo American Capital PLC (b)......................    4.00%      09/11/27          262,212
    250,000  Anglo American Capital PLC (b)......................    4.50%      03/15/28          268,167
    330,000  BHP Billiton Finance USA, Ltd.......................    5.00%      09/30/43          423,175
                                                                                            -------------
                                                                                                1,213,083
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.5%
    500,000  Canadian Natural Resources, Ltd.....................    3.85%      06/01/27          532,966
    250,000  Enbridge, Inc.......................................    3.13%      11/15/29          253,632
    500,000  Eni S.p.A. (b)......................................    4.75%      09/12/28          566,568
    500,000  Total Capital International S.A.....................    2.43%      01/10/25          506,693
    250,000  Total Capital International S.A.....................    2.83%      01/10/30          257,321
    500,000  Total Capital International S.A.....................    3.46%      07/12/49          527,544
    500,000  Total Capital S.A...................................    3.88%      10/11/28          560,462
    500,000  TransCanada PipeLines, Ltd..........................    4.25%      05/15/28          555,840
    500,000  TransCanada PipeLines, Ltd..........................    5.10%      03/15/49          611,150
                                                                                            -------------
                                                                                                4,372,176
                                                                                            -------------
             PHARMACEUTICALS - 0.2%
    500,000  GlaxoSmithKline Capital PLC.........................    2.88%      06/01/22          511,068
    500,000  Takeda Pharmaceutical Co. Ltd.......................    4.00%      11/26/21          517,301
    250,000  Takeda Pharmaceutical Co. Ltd.......................    4.40%      11/26/23          268,636


                        See Notes to Financial Statements                Page 41

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             PHARMACEUTICALS (CONTINUED)
$   250,000  Takeda Pharmaceutical Co. Ltd.......................    5.00%      11/26/28    $     291,492
                                                                                            -------------
                                                                                                1,588,497
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.0%
    250,000  IHS Markit Ltd......................................    4.25%      05/01/29          269,718
                                                                                            -------------
             TOBACCO - 0.1%
    500,000  Imperial Brands Finance PLC (b).....................    3.13%      07/26/24          505,528
    250,000  Imperial Brands Finance PLC (b).....................    3.50%      07/26/26          251,819
                                                                                            -------------
                                                                                                  757,347
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    250,000  Rogers Communications, Inc..........................    3.70%      11/15/49          253,507
    250,000  Vodafone Group PLC..................................    4.38%      05/30/28          277,416
    500,000  Vodafone Group PLC..................................    4.88%      06/19/49          582,260
    500,000  Vodafone Group PLC..................................    4.25%      09/17/50          524,175
    500,000  Vodafone Group PLC..................................    5.13%      06/19/59          590,571
                                                                                            -------------
                                                                                                2,227,929
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................     34,311,868
             (Cost $32,808,177)                                                             -------------

U.S. GOVERNMENT BONDS AND NOTES - 1.8%

    800,000  U.S. Treasury Note (c)..............................    2.88%      10/31/20          808,031
     20,000  U.S. Treasury Note..................................    1.50%      10/31/21           19,976
    310,000  U.S. Treasury Note..................................    1.50%      11/30/21          309,631
  3,575,000  U.S. Treasury Note..................................    1.50%      08/15/22        3,567,808
  4,225,000  U.S. Treasury Note..................................    1.50%      09/15/22        4,215,923
    115,000  U.S. Treasury Note..................................    1.38%      10/15/22          114,317
  1,050,000  U.S. Treasury Note..................................    1.63%      12/15/22        1,051,107
    359,000  U.S. Treasury Note..................................    1.50%      10/31/24          356,069
  3,135,000  U.S. Treasury Note..................................    1.75%      11/15/29        3,090,608
  3,410,000  U.S. Treasury Note..................................    2.25%      08/15/49        3,318,423
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................     16,851,893
             (Cost $16,935,266)                                                             -------------


                                                                   ANNUALIZED
                                                                   YIELD ON
 PRINCIPAL                                                          DATE OF      STATED
   VALUE                         DESCRIPTION                       PURCHASE     MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 0.6%

             ELECTRIC UTILITIES - 0.5%
    250,000  Alliant Energy Corp.................................    2.00%      01/02/20          249,976
  4,500,000  Florida Power & Light Co............................    1.48%      01/02/20        4,499,606
                                                                                            -------------
                                                                                                4,749,582
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
    550,000  Kinder Morgan (DE), Inc.............................    1.45%      01/02/20          549,919
                                                                                            -------------
             TOTAL COMMERCIAL PAPER.......................................................      5,299,501
             (Cost $5,299,779)                                                              -------------


Page 42                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

                                              DESCRIPTION                                       VALUE
             -----------------------------------------------------------------------------  -------------
             TOTAL INVESTMENTS - 99.3%....................................................  $ 955,318,776
             (Cost $851,093,821) (d)
             NET OTHER ASSETS AND LIABILITIES - 0.7%......................................      7,209,420
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 962,528,196
                                                                                            =============

FUTURES CONTRACTS (See Note 2E - Futures Contracts in the Notes to Financial Statements):

                                                                                            UNREALIZED
                                                                                           APPRECIATION
                                                    NUMBER OF  EXPIRATION    NOTIONAL     (DEPRECIATION)/
FUTURES CONTRACTS                        POSITION   CONTRACTS     DATE         VALUE           VALUE
--------------------------------------  ----------  ---------  ----------  -------------  ---------------
U.S. Treasury Ultra 10-Year Notes         Short        86       Mar 2020   $ (12,100,469) $       149,827

-----------------------------

(a) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2019, securities noted as such amounted to $27,885,737 or 2.9% of net assets.

(c) All or a portion of this security is segregated as collateral for open futures contracts.

(d) Aggregate cost for federal income tax purposes was $851,488,574. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $110,958,126 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,978,097. The net unrealized appreciation was $103,980,029. The amounts presented are inclusive of derivative contracts.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2019         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $548,054,264     $548,054,264     $         --     $         --
Corporate Bonds and Notes*........................    350,801,250               --      350,801,250               --
Foreign Corporate Bonds and Notes*................     34,311,868               --       34,311,868               --
U.S. Government Bonds and Notes...................     16,851,893               --       16,851,893               --
Commercial Paper*.................................      5,299,501               --        5,299,501               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................    955,318,776      548,054,264      407,264,512               --
Futures Contracts**...............................        149,827          149,827               --               --
                                                     ------------     ------------     ------------     ------------
Total.............................................   $955,468,603     $548,204,091     $407,264,512     $         --
                                                     ============     ============     ============     ============

*  See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation (depreciation) on futures contracts as reported in the Futures Contracts table. The current day's variation margin is presented on the Statements of Assets and Liabilities.


                        See Notes to Financial Statements                Page 43

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 44.2%

             CAPITAL MARKETS -- 44.2%
     30,550  First Trust Institutional Preferred Securities and Income ETF (a)............  $     612,833
        500  First Trust Long Duration Opportunities ETF (a)..............................         13,550
      2,000  First Trust Low Duration Opportunities ETF (a)...............................        103,600
     91,140  First Trust Preferred Securities and Income ETF (a)..........................      1,829,180
     89,010  First Trust Senior Loan Fund (a).............................................      4,265,359
     56,320  First Trust Tactical High Yield ETF (a)......................................      2,747,853
     16,552  Invesco Bulletshares 2020 Corporate Bond ETF.................................        352,392
        175  iShares 20+ Year Treasury Bond ETF...........................................         23,709
        550  iShares 3-7 Year Treasury Bond ETF...........................................         69,163
        525  iShares 7-10 Year Treasury Bond ETF..........................................         57,865
     18,908  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      2,419,468
     11,750  iShares MBS ETF..............................................................      1,269,705
          1  Vanguard Mortgage-Backed Securities ETF......................................             53
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................     13,764,730
             (Cost $13,351,587)                                                             -------------

COMMON STOCKS -- 22.1%

             AEROSPACE & DEFENSE -- 0.7%
        290  Lockheed Martin Corp.........................................................        112,920
        398  Raytheon Co..................................................................         87,457
                                                                                            -------------
                                                                                                  200,377
                                                                                            -------------
             AIR FREIGHT & LOGISTICS -- 0.3%
        776  United Parcel Service, Inc., Class B.........................................         90,839
                                                                                            -------------
             BANKS -- 1.4%
      1,151  JPMorgan Chase & Co..........................................................        160,449
        521  M&T Bank Corp................................................................         88,440
      1,585  U.S. Bancorp.................................................................         93,975
      1,851  Webster Financial Corp.......................................................         98,769
                                                                                            -------------
                                                                                                  441,633
                                                                                            -------------
             BEVERAGES -- 0.3%
        737  PepsiCo, Inc.................................................................        100,726
                                                                                            -------------
             BIOTECHNOLOGY -- 0.2%
        721  AbbVie, Inc..................................................................         63,837
                                                                                            -------------
             CAPITAL MARKETS -- 0.2%
        150  BlackRock, Inc...............................................................         75,405
                                                                                            -------------
             CHEMICALS -- 0.5%
        415  Ecolab, Inc..................................................................         80,091
        726  LyondellBasell Industries N.V., Class A......................................         68,592
                                                                                            -------------
                                                                                                  148,683
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
      2,157  Cisco Systems, Inc...........................................................        103,450
                                                                                            -------------
             CONSUMER FINANCE -- 0.3%
      1,005  Capital One Financial Corp...................................................        103,424
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
      2,000  Verizon Communications, Inc..................................................        122,800
                                                                                            -------------


Page 44                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES -- 2.2%
        380  Alliant Energy Corp..........................................................  $      20,794
        437  American Electric Power Co., Inc.............................................         41,301
        456  Emera, Inc. (CAD)............................................................         19,591
        480  Eversource Energy............................................................         40,834
      1,797  Exelon Corp..................................................................         81,925
      1,422  Fortis, Inc. (CAD)...........................................................         59,002
        572  NextEra Energy, Inc..........................................................        138,515
      3,125  OGE Energy Corp..............................................................        138,969
      1,952  PPL Corp.....................................................................         70,038
        947  Xcel Energy, Inc.............................................................         60,125
                                                                                            -------------
                                                                                                  671,094
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
      1,043  Eaton Corp. PLC..............................................................         98,793
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
        786  CDW Corp.....................................................................        112,272
      1,140  TE Connectivity Ltd..........................................................        109,258
                                                                                            -------------
                                                                                                  221,530
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.8%
      1,417  Sysco Corp...................................................................        121,210
      1,011  Walmart, Inc.................................................................        120,147
                                                                                            -------------
                                                                                                  241,357
                                                                                            -------------
             GAS UTILITIES -- 0.1%
        180  Atmos Energy Corp............................................................         20,135
        453  New Jersey Resources Corp....................................................         20,190
                                                                                            -------------
                                                                                                   40,325
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
      1,360  Abbott Laboratories..........................................................        118,130
      1,970  Koninklijke Philips N.V......................................................         96,136
        896  STERIS PLC...................................................................        136,568
                                                                                            -------------
                                                                                                  350,834
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.6%
      1,376  CVS Health Corp..............................................................        102,223
        313  UnitedHealth Group, Inc......................................................         92,016
                                                                                            -------------
                                                                                                  194,239
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
        489  Honeywell International, Inc.................................................         86,553
                                                                                            -------------
             INTERNET & DIRECT MARKETING RETAIL -- 0.2%
        437  Expedia Group, Inc...........................................................         47,257
                                                                                            -------------
             IT SERVICES -- 0.9%
        676  Accenture PLC, Class A.......................................................        142,345
        940  Fidelity National Information Services, Inc..................................        130,745
                                                                                            -------------
                                                                                                  273,090
                                                                                            -------------
             MACHINERY -- 0.7%
        861  Ingersoll-Rand PLC...........................................................        114,444
        432  Parker-Hannifin Corp.........................................................         88,914
                                                                                            -------------
                                                                                                  203,358
                                                                                            -------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MEDIA -- 0.3%
      2,399  Viacomcbs, Inc., Class B.....................................................  $     100,686
                                                                                            -------------
             MULTILINE RETAIL -- 0.4%
      1,022  Target Corp..................................................................        131,031
                                                                                            -------------
             MULTI-UTILITIES -- 0.9%
        548  ATCO Ltd., Class I (CAD).....................................................         21,003
      3,562  Public Service Enterprise Group, Inc.........................................        210,336
        139  Sempra Energy................................................................         21,056
        215  WEC Energy Group, Inc........................................................         19,830
                                                                                            -------------
                                                                                                  272,225
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.9%
        581  Chevron Corp.................................................................         70,016
      1,170  ConocoPhillips...............................................................         76,085
      3,495  Enbridge, Inc................................................................        138,996
      5,849  Equitrans Midstream Corp.....................................................         78,143
      9,944  Kinder Morgan, Inc...........................................................        210,515
      1,112  ONEOK, Inc...................................................................         84,145
      5,540  TC Energy Corp...............................................................        295,338
      1,301  TOTAL S.A., ADR..............................................................         71,945
      8,524  Williams (The) Cos., Inc.....................................................        202,189
                                                                                            -------------
                                                                                                1,227,372
                                                                                            -------------
             PERSONAL PRODUCTS -- 0.3%
      1,592  Unilever PLC, ADR............................................................         91,015
                                                                                            -------------
             PHARMACEUTICALS -- 1.2%
      1,981  Bristol-Myers Squibb Co......................................................        127,160
        874  Eli Lilly & Co...............................................................        114,870
      1,368  Merck & Co., Inc.............................................................        124,420
                                                                                            -------------
                                                                                                  366,450
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
        292  Broadcom, Inc................................................................         92,278
        431  KLA Corp.....................................................................         76,791
                                                                                            -------------
                                                                                                  169,069
                                                                                            -------------
             SOFTWARE -- 0.5%
        966  Microsoft Corp...............................................................        152,338
                                                                                            -------------
             SPECIALTY RETAIL -- 0.7%
        499  Home Depot (The), Inc........................................................        108,971
      1,761  TJX (The) Cos., Inc..........................................................        107,527
                                                                                            -------------
                                                                                                  216,498
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.5%
        539  Apple, Inc...................................................................        158,277
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
      1,145  NIKE, Inc., Class B..........................................................        116,000
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      6,880,565
             (Cost $5,598,635)                                                              -------------


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 9.8%

$    52,736  U.S. Treasury Inflation Indexed Bond (b)............    2.50%      01/15/29    $      63,579
     26,610  U.S. Treasury Inflation Indexed Bond (b)............    3.88%      04/15/29           35,441
     13,193  U.S. Treasury Inflation Indexed Bond (b)............    3.38%      04/15/32           18,121
     36,907  U.S. Treasury Inflation Indexed Bond (b)............    2.13%      02/15/40           48,272
     58,518  U.S. Treasury Inflation Indexed Bond (b)............    2.13%      02/15/41           77,130
     56,713  U.S. Treasury Inflation Indexed Bond (b)............    0.75%      02/15/42           58,950
     53,276  U.S. Treasury Inflation Indexed Bond (b)............    0.63%      02/15/43           53,924
     52,777  U.S. Treasury Inflation Indexed Bond (b)............    1.38%      02/15/44           62,290
     52,781  U.S. Treasury Inflation Indexed Bond (b)............    0.75%      02/15/45           54,785
     45,613  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/46           50,206
     43,706  U.S. Treasury Inflation Indexed Bond (b)............    0.88%      02/15/47           46,879
     41,740  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/48           46,231
     32,724  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/49           36,398
     79,050  U.S. Treasury Inflation Indexed Note (b)............    1.13%      01/15/21           79,791
    109,660  U.S. Treasury Inflation Indexed Note (b)............    0.13%      04/15/21          109,447
     89,055  U.S. Treasury Inflation Indexed Note (b)............    0.63%      07/15/21           90,065
     98,799  U.S. Treasury Inflation Indexed Note (b)............    0.13%      01/15/22           98,762
     98,404  U.S. Treasury Inflation Indexed Note (b)............    0.13%      04/15/22           98,275
     97,352  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/22           97,776
     94,761  U.S. Treasury Inflation Indexed Note (b)............    0.13%      01/15/23           94,769
    102,561  U.S. Treasury Inflation Indexed Note (b)............    0.63%      04/15/23          104,169
     95,095  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/23           96,428
     95,947  U.S. Treasury Inflation Indexed Note (b)............    0.63%      01/15/24           98,000
     68,359  U.S. Treasury Inflation Indexed Note (b)............    0.50%      04/15/24           69,481
     92,334  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/24           92,906
     39,116  U.S. Treasury Inflation Indexed Note (b)............    0.13%      10/15/24           39,351
    130,373  U.S. Treasury Inflation Indexed Note (b)............    0.25%      01/15/25          131,565
     44,367  U.S. Treasury Inflation Indexed Note (b)............    2.38%      01/15/25           49,459
     95,490  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/25           97,462
    115,878  U.S. Treasury Inflation Indexed Note (b)............    0.63%      01/15/26          119,464
     38,247  U.S. Treasury Inflation Indexed Note (b)............    2.00%      01/15/26           42,526
     81,588  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/26           81,872
    102,267  U.S. Treasury Inflation Indexed Note (b)............    0.38%      01/15/27          103,936
     28,710  U.S. Treasury Inflation Indexed Note (b)............    2.38%      01/15/27           33,148
     82,052  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/27           83,726
    119,970  U.S. Treasury Inflation Indexed Note (b)............    0.50%      01/15/28          123,116
     62,644  U.S. Treasury Inflation Indexed Note (b)............    1.75%      01/15/28           70,398
     89,187  U.S. Treasury Inflation Indexed Note (b)............    0.75%      07/15/28           93,863
    103,949  U.S. Treasury Inflation Indexed Note (b)............    0.88%      01/15/29          110,427
     83,497  U.S. Treasury Inflation Indexed Note (b)............    0.25%      07/15/29           84,344
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      3,046,732
             (Cost $2,954,356)                                                              -------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 9.6%

             DIVERSIFIED REITS -- 1.1%
        705  PS Business Parks, Inc.......................................................  $     116,233
      2,940  STORE Capital Corp...........................................................        109,486
     12,248  VEREIT, Inc..................................................................        113,172
                                                                                            -------------
                                                                                                  338,891
                                                                                            -------------
             HEALTH CARE REITS -- 1.6%
      5,949  Medical Properties Trust, Inc................................................        125,583
      2,789  Omega Healthcare Investors, Inc..............................................        118,114
      6,567  Physicians Realty Trust......................................................        124,379
      1,475  Welltower, Inc...............................................................        120,626
                                                                                            -------------
                                                                                                  488,702
                                                                                            -------------
             HOTEL & RESORT REITS -- 0.4%
      6,831  Host Hotels & Resorts, Inc...................................................        126,715
                                                                                            -------------
             INDUSTRIAL REITS -- 1.2%
      3,432  Duke Realty Corp.............................................................        118,988
      1,302  Prologis, Inc................................................................        116,060
      3,954  STAG Industrial, Inc.........................................................        124,828
                                                                                            -------------
                                                                                                  359,876
                                                                                            -------------
             OFFICE REITS -- 0.8%
        758  Alexandria Real Estate Equities, Inc.........................................        122,478
      2,594  Highwoods Properties, Inc....................................................        126,872
                                                                                            -------------
                                                                                                  249,350
                                                                                            -------------
             RESIDENTIAL REITS -- 1.1%
      1,050  Camden Property Trust........................................................        111,405
        393  Essex Property Trust, Inc....................................................        118,238
        897  Mid-America Apartment Communities, Inc.......................................        118,278
                                                                                            -------------
                                                                                                  347,921
                                                                                            -------------
             RETAIL REITS -- 1.5%
      2,207  National Retail Properties, Inc..............................................        118,339
      1,520  Realty Income Corp...........................................................        111,917
      8,624  Retail Properties of America, Inc., Class A..................................        115,562
        808  Simon Property Group, Inc....................................................        120,360
                                                                                            -------------
                                                                                                  466,178
                                                                                            -------------
             SPECIALIZED REITS -- 1.9%
        547  American Tower Corp..........................................................        125,712
        991  Digital Realty Trust, Inc....................................................        118,662
      1,595  EPR Properties...............................................................        112,671
        212  Equinix, Inc.................................................................        123,744
      2,802  Gaming and Leisure Properties, Inc...........................................        120,626
                                                                                            -------------
                                                                                                  601,415
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      2,979,048
             (Cost $2,657,367)                                                              -------------


Page 48                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 7.6%

             CHEMICALS -- 0.3%
      3,527  Westlake Chemical Partners, L.P..............................................  $      93,183
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.5%
      3,103  NextEra Energy Partners, L.P.................................................        163,373
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 6.8%
      3,609  Alliance Resource Partners, L.P..............................................         39,050
      2,807  BP Midstream Partners, L.P...................................................         43,817
     17,875  Energy Transfer, L.P.........................................................        229,336
     18,908  Enterprise Products Partners, L.P............................................        532,449
      6,290  Holly Energy Partners, L.P...................................................        139,324
      4,930  Magellan Midstream Partners, L.P.............................................        309,949
      2,467  MPLX, L.P....................................................................         62,810
      3,728  Phillips 66 Partners, L.P....................................................        229,794
      9,983  Plains All American Pipeline, L.P............................................        183,587
      5,011  Shell Midstream Partners, L.P................................................        101,272
      5,896  TC PipeLines, L.P............................................................        249,401
                                                                                            -------------
                                                                                                2,120,789
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      2,377,345
             (Cost $2,171,708)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 4.3%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
             Fannie Mae REMICS
$       203     Series 1990-109, Class J.........................    7.00%      09/25/20              204
        228     Series 1992-24, Class Z..........................    6.50%      04/25/22              234
          5     Series 1992-44, Class ZQ.........................    8.00%      07/25/22                6
        923     Series 1993-1, Class KA..........................    7.90%      01/25/23              979
        719     Series 1993-62, Class E..........................    7.00%      04/25/23              760
        232     Series 1993-119, Class H.........................    6.50%      07/25/23              245
      1,766     Series 1993-178, Class PK........................    6.50%      09/25/23            1,874
      1,571     Series 1995-24, Class G..........................    6.50%      04/25/23            1,642
      1,383     Series 1999-56, Class Z..........................    7.00%      12/18/29            1,536
     27,205     Series 2002-9, Class MS, IO, 1 Mo. LIBOR (x) -1 +
                   8.10% (c).....................................    6.31%      03/25/32            5,317
      1,200     Series 2002-67, Class PE.........................    5.50%      11/25/32            1,343
      3,912     Series 2002-90, Class A1.........................    6.50%      06/25/42            4,478
      2,595     Series 2003-14, Class AQ.........................    3.50%      03/25/33            2,665
      3,997     Series 2003-41, Class OA.........................    4.00%      05/25/33            4,121
     36,351     Series 2004-10, Class ZB.........................    6.00%      02/25/34           40,792
          1     Series 2005-46, Class LW.........................    5.00%      06/25/20                1
      5,669     Series 2005-68, Class BC.........................    5.25%      06/25/35            5,677
     13,317     Series 2005-79, Class NF, 1 Mo. LIBOR +
                   0.41% (d).....................................    2.20%      09/25/35           13,301
     27,055     Series 2007-10, Class Z..........................    6.00%      02/25/37           30,387
     51,348     Series 2009-86, Class IP, IO.....................    5.50%      10/25/39            9,070
     51,000     Series 2010-45, Class EB.........................    5.00%      05/25/40           61,527
      2,015     Series 2012-35, Class PL.........................    2.00%      11/25/41            2,000
        735     Series 2013-14, Class QE.........................    1.75%      03/25/43              717
     84,053     Series 2013-31, Class NT.........................    3.00%      04/25/43           84,825


                        See Notes to Financial Statements                Page 49

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMIC Trust
$    11,445     Series 2007-W8, Class 1A5 (e)....................    6.38%      09/25/37    $      13,145
             Fannie Mae Trust
      4,053     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            4,719
             FHLMC - GNMA
        179     Series 1993-5, Class HA..........................    7.50%      02/25/23              187
        511     Series 1994-27, Class D..........................    7.00%      03/25/24              547
             Freddie Mac REMICS
        263     Series 1992-1250, Class J........................    7.00%      05/15/22              273
      8,208     Series 1992-1401, Class Q, 1 Mo. LIBOR +
                   0.60% (d).....................................    2.34%      10/15/22            8,247
     14,301     Series 1993-1487, Class P, IO, 1 Mo. LIBOR (x)
                   -1 + 9.50% (c)................................    7.76%      03/15/23            1,227
      2,810     Series 1994-1673, Class FB, 10 Yr. U.S. Treasury
                   Yield Curve - 0.50% (d).......................    1.27%      02/15/24            2,810
         58     Series 1996-1807, Class G........................    9.00%      10/15/20               59
         49     Series 1996-1847, Class LL.......................    7.50%      04/15/26               55
     10,138     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            1,170
      2,631     Series 1999-2130, Class KB.......................    6.38%      03/15/29            2,929
     36,940     Series 1999-2174, Class PN.......................    6.00%      07/15/29           40,538
      9,270     Series 2001-2277, Class B........................    7.50%      01/15/31           11,035
         36     Series 2003-2559, Class PB.......................    5.50%      08/15/30               36
     26,725     Series 2003-2647, Class LS, 1 Mo. LIBOR (x)
                   -2.50 + 14.00% (c)............................    9.77%      07/15/33           32,195
     42,000     Series 2003-2676, Class LL.......................    5.50%      09/15/33           46,347
     23,340     Series 2004-2768, Class PW.......................    4.25%      03/15/34           25,101
      5,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34            5,591
     26,554     Series 2006-3114, Class GI, IO, 1 Mo. LIBOR (x)
                   -1 + 6.60% (c)................................    4.86%      02/15/36            4,396
     34,939     Series 2006-3199, Class DS, IO, 1 Mo. LIBOR (x)
                   -1 + 7.15% (c)................................    5.41%      08/15/36            6,490
     27,928     Series 2006-3237, Class CB.......................    5.50%      07/15/36           28,927
     11,000     Series 2010-3626, Class ME.......................    5.00%      01/15/40           12,562
      6,175     Series 2010-3758, Class M........................    4.50%      10/15/38            6,249
      7,162     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            7,495
      3,276     Series 2012-3994, Class AE.......................    1.63%      02/15/22            3,269
     21,523     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           21,659
        373     Series 2013-4253, Class TD.......................    2.00%      07/15/40              373
             Freddie Mac Strips
      9,809     Series 1994-169, Class IO, IO....................    8.50%      03/01/23              805
             Government National Mortgage Association
     28,368     Series 2002-92, Class PB.........................    5.50%      12/20/32           30,524
      6,918     Series 2006-16, Class OP, PO.....................     (f)       03/20/36            6,270
     55,000     Series 2007-35, Class NE.........................    6.00%      06/16/37           63,827
      4,559     Series 2009-29, Class TA.........................    4.50%      03/16/39            4,719
     49,000     Series 2009-61, Class QE.........................    5.50%      08/20/39           58,526
        120     Series 2009-81, Class PA.........................    5.50%      02/16/38              120
      1,427     Series 2009-102, Class MA........................    4.00%      06/16/39            1,438
      502       Series 2010-121, Class PQ........................    3.00%      02/20/39              503
     20,632     Series 2010-164, Class LE........................    3.00%      10/20/38           20,648
     19,584     Series 2011-136, Class GB........................    2.50%      05/20/40           19,664


Page 50                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Government National Mortgage Association (Continued)
$    21,582     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43    $       3,565
                                                                                            -------------
                                                                                                  771,941
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 1.8%
             Federal Home Loan Mortgage Corporation
     14,674     Pool A47829......................................    4.00%      08/01/35           15,354
      6,131     Pool C01252......................................    6.50%      11/01/31            6,847
     44,258     Pool G01731......................................    6.50%      12/01/29           49,228
     27,345     Pool G06358......................................    4.00%      04/01/41           29,359
      2,451     Pool O20138......................................    5.00%      11/01/30            2,641
     16,866     Pool U90316......................................    4.00%      10/01/42           17,970
             Federal National Mortgage Association
     15,369     Pool 890383......................................    4.00%      01/01/42           16,484
     20,282     Pool AA9393......................................    4.50%      07/01/39           22,021
     13,738     Pool AD0659......................................    6.00%      02/01/23           14,157
      7,312     Pool AE0050......................................    5.50%      12/01/22            7,512
     23,246     Pool AL0791......................................    4.00%      02/01/41           24,948
     39,904     Pool AU4289......................................    4.00%      09/01/43           42,695
      6,097     Pool MA0561......................................    4.00%      11/01/40            6,542
     28,234     Pool MA1028......................................    4.00%      04/01/42           30,237
             Government National Mortgage Association
      8,909     Pool 3428........................................    5.00%      08/20/33            9,831
     19,025     Pool 3500........................................    5.50%      01/20/34           21,421
      6,820     Pool 3711........................................    5.50%      05/20/35            7,645
     24,619     Pool 667422......................................    5.00%      10/15/39           27,420
     10,119     Pool 706201......................................    5.50%      04/20/39           11,039
     12,480     Pool 736558......................................    5.00%      02/15/40           13,895
     23,350     Pool 759248......................................    4.00%      02/15/41           25,359
     87,034     Pool 769055......................................    3.75%      07/15/41           91,311
     47,280     Pool 770005......................................    4.00%      11/15/33           50,612
     14,634     Pool MA3525......................................    5.50%      03/20/46           16,323
                                                                                            -------------
                                                                                                  560,851
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,332,792
             (Cost $1,308,614)                                                              -------------

MORTGAGE-BACKED SECURITIES -- 0.0%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
             Credit Suisse First Boston Mortgage Securities Corp.
        299     Series 2004-6, Class 2A1.........................    4.75%      09/25/19                0
             MASTR Alternative Loan Trust
        686     Series 2004-10, Class 2A1........................    5.50%      01/25/20              684
         30     Series 2005-1, Class 5A1.........................    5.50%      01/25/20               30
             MASTR Asset Securitization Trust
      4,666     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            4,801
             Structured Asset Mortgage Investments Trust
      6,568     Series 1999-1, Class 2A (g)......................    6.16%      06/25/29            6,386
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         11,901
             (Cost $12,270)                                                                 -------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
ASSET-BACKED SECURITIES -- 0.0%

             ASSET-BACKED SECURITIES -- 0.0%
             California Republic Auto Receivables Trust
$     5,583     Series 2016-1, Class A4..........................    2.24%      10/15/21    $       5,584
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................          5,584
             (Cost $5,555)                                                                  -------------

             TOTAL INVESTMENTS -- 97.6%...................................................     30,398,697
             (Cost $28,060,092) (h)
             NET OTHER ASSETS AND LIABILITIES -- 2.4%.....................................        763,127
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  31,161,824
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(c)   Inverse floating rate security.

(d)   Floating or variable rate security.

(e) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f)   Zero coupon security.

(g) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(h) Aggregate cost for federal income tax purposes is $28,206,375. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,452,016 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $259,694. The net unrealized appreciation was $2,192,322.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security


Page 52                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2019

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2019         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 13,764,730     $ 13,764,730     $         --     $         --
Common Stocks*....................................      6,880,565        6,880,565               --               --
U.S. Government Bonds and Notes...................      3,046,732               --        3,046,732               --
Real Estate Investment Trusts*....................      2,979,048        2,979,048               --               --
Master Limited Partnerships*......................      2,377,345        2,377,345               --               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,332,792               --        1,332,792               --
Mortgage-Backed Securities........................         11,901               --           11,901               --
Asset-Backed Securities...........................          5,584               --            5,584               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 30,398,697     $ 26,001,688     $  4,397,009     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 53

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 98.1%

             CAPITAL MARKETS - 98.1%
      8,495  First Trust BICK Index Fund (a)..............................................  $     248,903
     15,578  First Trust Brazil AlphaDEX(R) Fund (a)......................................        269,032
     10,839  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        603,136
     30,872  First Trust Dow Jones Internet Index Fund (a) (b)............................      4,294,913
     23,150  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        614,401
    115,181  First Trust Financials AlphaDEX(R) Fund (a)..................................      3,859,715
      5,618  First Trust Germany AlphaDEX(R) Fund (a).....................................        248,597
     71,763  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................      5,232,958
     11,229  First Trust Latin America AlphaDEX(R) Fund (a)...............................        255,572
    109,456  First Trust Mid Cap Growth AlphaDEX(R) Fund (a)..............................      5,239,659
     52,750  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................      5,280,275
    101,876  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      4,754,553
      4,935  First Trust Switzerland AlphaDEX(R) Fund (a).................................        266,547
     67,682  First Trust Technology AlphaDEX(R) Fund (a)..................................      4,911,683
    142,781  First Trust Utilities AlphaDEX(R) Fund (a)...................................      4,170,633
     26,440  iShares Core U.S. Aggregate Bond ETF.........................................      2,971,063
     15,449  SPDR Bloomberg Barclays High Yield Bond ETF..................................      1,692,283
     33,959  SPDR Nuveen Bloomberg Barclays Municipal Bond ETF............................      1,717,646
     48,995  SPDR Portfolio Intermediate Term Corporate Bond ETF..........................      1,730,013
     54,041  SPDR Portfolio Long-Term Corporate Bond ETF..................................      1,627,175
                                                                                            -------------
             TOTAL INVESTMENTS - 98.1%....................................................     49,988,757
             (Cost $44,189,638) (c)                                                         -------------

             NET OTHER ASSETS AND LIABILITIES - 1.9%......................................        963,878
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  50,952,635
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes was $44,196,471. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,816,087 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,801. The net unrealized appreciation was $5,792,286.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2019         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 49,988,757     $ 49,988,757     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


Page 54                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value - Unaffiliated....................................   $   955,318,776   $    20,826,322   $     9,738,180
Investments, at value - Affiliated......................................                --         9,572,375        40,250,577
                                                                           ---------------   ---------------   ---------------
Total investments, at value.............................................       955,318,776        30,398,697        49,988,757
Cash....................................................................         4,359,289           809,668         1,045,590
Foreign currency, at value..............................................                --               145                --
Receivables:
   Interest.............................................................         3,290,210            13,859                --
   Dividends............................................................           864,727            20,797                --
   Investment securities sold...........................................           501,175                --                --
   Fund shares sold.....................................................           432,642            22,861                --
   Variation margin.....................................................            14,781                --                --
   From investment advisor..............................................                --             6,671             5,071
   Reclaim..............................................................                --             2,573                --
Prepaid expenses........................................................             9,186               263               415
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       964,790,786        31,275,534        51,039,833
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased......................................           697,947            12,051                --
   Investment advisory fees.............................................           487,175                --                --
   Fund shares redeemed.................................................           345,226               700             3,759
   12b-1 distribution and service fees..................................           202,353             6,470            10,676
   Administrative service fees..........................................           162,006             5,201             8,559
   Administrative fees..................................................            93,665            10,099             9,049
   Licensing fees.......................................................            76,648                --            12,481
   Shareholder reporting fees...........................................            74,169             6,782             6,477
   Custodian fees.......................................................            69,262             4,589             1,945
   Audit and tax fees...................................................            28,826            51,705            23,629
   Transfer agent fees..................................................            15,178            13,872             9,145
   Legal fees...........................................................             4,530               108               398
   Commitment fees......................................................             4,096             1,729                --
   Financial reporting fees.............................................               771                --               771
   Trustees' fees and expenses..........................................               (30)               38                 8
Other liabilities.......................................................               768               366               301
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................         2,262,590           113,710            87,198
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   962,528,196   $    31,161,824   $    50,952,635
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   827,754,159   $    28,551,903   $    45,528,822
Accumulated distributable earnings (loss)...............................       134,774,037         2,609,921         5,423,813
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   962,528,196   $    31,161,824   $    50,952,635
                                                                           ===============   ===============   ===============
Investments, at cost - Unaffiliated.....................................   $   851,093,821   $    18,702,335   $     9,326,123
                                                                           ===============   ===============   ===============
Investments, at cost - Affiliated.......................................   $            --   $     9,357,757   $    34,863,515
                                                                           ===============   ===============   ===============
Total Investments, at cost..............................................   $   851,093,821   $    28,060,092   $    44,189,638
                                                                           ===============   ===============   ===============
Foreign currency, at cost...............................................   $            --   $           145   $            --
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   961,210,130   $    31,011,709   $    50,843,466
                                                                           ===============   ===============   ===============
NET ASSET VALUE, PER SHARE..............................................   $         14.68   $         11.55   $         12.37
                                                                           ===============   ===============   ===============
   Number of Shares outstanding.........................................        65,494,030         2,685,791         4,110,070
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $     1,318,066   $       150,115   $       109,169
                                                                           ===============   ===============   ===============
NET ASSET VALUE, PER SHARE..............................................   $         14.71   $         11.54   $         12.37
                                                                           ===============   ===============   ===============
   Number of Shares outstanding.........................................            89,617            13,003             8,826
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 55

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest................................................................   $    12,998,920   $       113,281   $        14,555
Dividends - Unaffiliated................................................        12,128,644           370,273           333,818
Dividends - Affiliated..................................................                --           438,603           330,022
Foreign withholding tax on dividend income..............................                --            (4,885)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................        25,127,564           917,272           678,395
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         5,284,013           169,591           170,791
12b-1 distribution and/or service fees:
   Class I..............................................................         2,200,992            70,284           121,736
Administrative service fees.............................................         1,761,259            56,307            97,481
Administrative fees.....................................................           530,955            27,621            52,498
Licensing fees..........................................................           292,736                --            48,797
Custodian fees..........................................................           177,422            17,405             7,862
Shareholder reporting fees..............................................           129,310            20,927            21,708
Transfer agent fees.....................................................            85,993            54,855            54,175
Commitment fees.........................................................            49,083            20,049                --
Legal fees..............................................................            42,073             1,018             2,039
Audit and tax fees......................................................            29,207            52,203            24,127
Trustees' fees and expenses.............................................            17,229            16,246            16,244
Financial reporting fees................................................             9,250                --             9,250
Other...................................................................            19,097             2,870               767
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................        10,628,619           509,376           627,475
   Fees waived and expenses reimbursed by the investment advisor........           (75,487)         (275,154)         (251,423)
                                                                           ---------------   ---------------   ---------------
   Net expenses.........................................................        10,553,132           234,222           376,052
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................        14,574,432           683,050           302,343
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated...........................................        31,732,605           404,764           (84,148)
   Investments - Affiliated.............................................                --            (9,833)         (295,600)
   Futures..............................................................        (1,817,823)               --                --
   Foreign currency transactions........................................                --                (6)               --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................        29,914,782           394,925          (379,748)
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated...........................................       116,334,073         2,404,377           584,616
   Investments - Affiliated.............................................                --           654,866         7,975,695
   Futures..............................................................           566,382                --                --
   Foreign currency translation.........................................                --                14                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................       116,900,455         3,059,257         8,560,311
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................       146,815,237         3,454,182         8,180,563
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $   161,389,669   $     4,137,232   $     8,482,906
                                                                           ===============   ===============   ===============


Page 56                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2019        12/31/2018
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $   14,574,432    $   11,802,416
Net realized gain (loss).............................................................      29,914,782        33,480,402
Net change in unrealized appreciation (depreciation).................................     116,900,455       (86,358,578)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................     161,389,669       (41,075,760)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares.......................................................................     (47,089,053)      (13,489,067)
Class II Shares......................................................................         (21,664)           (1,119)
                                                                                       --------------    --------------
Total distributions to shareholders from investment operations.......................     (47,110,717)      (13,490,186)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................     113,480,580       142,387,501
Proceeds from shares reinvested......................................................      47,110,027        13,489,949
Cost of shares redeemed .............................................................     (80,001,939)      (71,173,469)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............      80,588,668        84,703,981
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................     194,867,620        30,138,035
NET ASSETS:
Beginning of period..................................................................     767,660,576       737,522,541
                                                                                       --------------    --------------
End of period........................................................................  $  962,528,196    $  767,660,576
                                                                                       ==============    ==============


                        See Notes to Financial Statements                Page 57

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2019        12/31/2018
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      683,050    $      495,965
Net realized gain (loss).............................................................         394,925            36,443
Net change in unrealized appreciation (depreciation).................................       3,059,257        (1,646,906)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................       4,137,232        (1,114,498)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares.......................................................................        (720,385)         (516,531)
Class II Shares......................................................................          (4,110)           (2,977)
                                                                                       --------------    --------------
Total distributions to shareholders from investment operations.......................        (724,495)         (519,508)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................       5,725,807        10,062,438
Proceeds from shares reinvested......................................................         721,392           516,827
Cost of shares redeemed .............................................................      (3,291,316)       (4,594,392)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       3,155,883         5,984,873
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................       6,568,620         4,350,867
NET ASSETS:
Beginning of period..................................................................      24,593,204        20,242,337
                                                                                       --------------    --------------
End of period........................................................................  $   31,161,824    $   24,593,204
                                                                                       ==============    ==============


Page 58                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2019        12/31/2018
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $      302,343    $      149,095
Net realized gain (loss).............................................................        (379,748)          730,920
Net change in unrealized appreciation (depreciation).................................       8,560,311        (5,148,691)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................       8,482,906        (4,268,676)
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares.......................................................................      (1,047,809)         (155,085)
Class II Shares......................................................................          (2,466)             (618)
                                                                                       --------------    --------------
Total distributions to shareholders from investment operations.......................      (1,050,275)         (155,703)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      11,969,513        24,115,334
Proceeds from shares reinvested......................................................       1,050,275           155,703
Cost of shares redeemed .............................................................      (7,861,271)       (4,021,112)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............       5,158,517        20,249,925
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................      12,591,148        15,825,546

NET ASSETS:
Beginning of period..................................................................      38,361,487        22,535,941
                                                                                       --------------    --------------
End of period........................................................................  $   50,952,635    $   38,361,487
                                                                                       ==============    ==============


                        See Notes to Financial Statements                Page 59

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2019             2018             2017             2016             2015
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    12.82       $    13.73       $    12.85       $    11.94       $    12.41
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.23             0.21             0.18             0.14             0.16
Net realized and unrealized gain (loss)....        2.39            (0.88)            1.54             1.25 (a)        (0.15)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        2.62            (0.67)            1.72             1.39             0.01
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.22)           (0.21)           (0.18)           (0.13)           (0.27)
Net realized gain..........................       (0.54)           (0.03)           (0.66)           (0.35)           (0.21)
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.76)           (0.24)           (0.84)           (0.48)           (0.48)
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    14.68       $    12.82       $    13.73       $    12.85       $    11.94
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) (c).......................       20.77%           (4.92)%          13.47%           11.74% (a)        0.09%
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  961,210       $  767,616       $  737,320       $  543,951       $  243,244
Ratio of total expenses to average net
   assets..................................        1.21%            1.22%            1.23%            1.29%            1.34%
Ratio of net expenses to average net
   assets..................................        1.20%            1.20%            1.20%            1.20%            1.20%
Ratio of net investment income (loss)
  to average net assets....................        1.65%            1.56%            1.35%            1.29%            1.35%
Portfolio turnover rate....................          89%              76%              71%              96%              81%

-----------------------------

(a) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 60                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS II SHARES
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2019             2018             2017             2016             2015
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    12.85       $    13.75       $    12.87       $    11.95       $    12.43
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.28 (a)         0.25 (a)         0.14             0.19             0.17
Net realized and unrealized gain (loss)....        2.38            (0.88)            1.61             1.24 (b)        (0.14)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        2.66            (0.63)            1.75             1.43             0.03
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.26)           (0.24)           (0.21)           (0.16)           (0.30)
Net realized gain..........................       (0.54)           (0.03)           (0.66)           (0.35)           (0.21)
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.80)           (0.27)           (0.87)           (0.51)           (0.51)
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    14.71       $    12.85       $    13.75       $    12.87       $    11.95
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (c) (d).......................       21.02%           (4.60)%          13.75%           12.07% (b)        0.25%
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $    1,318       $       44       $      202       $       17       $       16
Ratio of total expenses to average net
   assets..................................        0.97%            0.97%            1.00%            1.04%            1.09%
Ratio of net expenses to average net
   assets..................................        0.95%            0.95%            0.95%            0.95%            0.95%
Ratio of net investment income (loss)
  to average net assets....................        2.00%            1.79%            1.88%            1.53%            1.64%
Portfolio turnover rate....................          89%              76%              71%              96%              81%

-----------------------------

(a)   Based on average shares outstanding.

(b) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


                        See Notes to Financial Statements                Page 61

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2019             2018             2017             2016             2015
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    10.17       $    10.89       $    10.54       $     9.86       $    10.39
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.26             0.23             0.24             0.20             0.19
Net realized and unrealized gain (loss)....        1.40            (0.71)            0.39             0.71            (0.53) (a)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        1.66            (0.48)            0.63             0.91            (0.34)
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.27)           (0.24)           (0.25)           (0.23)           (0.19)
Net realized gain..........................       (0.01)              --            (0.03)              --               --
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.28)           (0.24)           (0.28)           (0.23)           (0.19)
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    11.55       $    10.17       $    10.89       $    10.54       $     9.86
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) (c).......................       16.38%           (4.44)%           6.04%            9.27%           (3.24)% (a)
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   31,012       $   24,451       $   20,083       $   17,965       $   12,257
Ratio of total expenses to average net
   assets (d)..............................        1.80%            2.09%            2.17%            2.22%            2.60%
Ratio of net expenses to average net
   assets (d)..............................        0.83%            0.83%            0.83%            0.83%            0.90%
Ratio of net investment income (loss)
   to average net assets...................        2.42%            2.29%            2.24%            2.10%            2.17%
Portfolio turnover rate....................          30%              40%              46%              46%              93%


CLASS II SHARES
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2019             2018             2017             2016             2015
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    10.17       $    10.88       $    10.54       $     9.86       $    10.39
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.30             0.26             0.27             0.20             0.24
Net realized and unrealized gain (loss)....        1.38            (0.70)            0.38             0.74            (0.55) (a)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        1.68            (0.44)            0.65             0.94            (0.31)
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.30)           (0.27)           (0.28)           (0.26)           (0.22)
Net realized gain..........................       (0.01)              --            (0.03)              --               --
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.31)           (0.27)           (0.31)           (0.26)           (0.22)
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    11.54       $    10.17       $    10.88       $    10.54       $     9.86
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) (c).......................       16.57%           (4.11)%           6.22%            9.53%           (3.01)% (a)
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      150       $      142       $      159       $      156       $      100
Ratio of total expenses to average net
   assets (d)..............................        1.56%            1.83%            1.92%            1.99%            2.31%
Ratio of net expenses to average net
   assets (d)..............................        0.58%            0.58%            0.58%            0.58%            0.67%
Ratio of net investment income (loss)
   to average net assets...................        2.66%            2.49%            2.49%            2.34%            2.32%
Portfolio turnover rate....................          30%              40%              46%              46%              93%

-----------------------------

(a) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.


Page 62                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                YEAR ENDED DECEMBER 31,                            PERIOD
                                            ---------------------------------------------------------------        ENDED
                                                2019             2018             2017             2016        12/31/2015 (a)
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    10.45       $    11.41       $     9.85       $     9.94       $    10.00
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.08             0.04             0.06             0.09             0.01
Net realized and unrealized gain (loss)....        2.10            (0.95)            1.66             0.01            (0.07)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        2.18            (0.91)            1.72             0.10            (0.06)
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.08)           (0.03)           (0.06)           (0.09)              --
Net realized gain..........................       (0.18)           (0.02)           (0.10)           (0.10)              --
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.26)           (0.05)           (0.16)           (0.19)              --
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    12.37       $    10.45       $    11.41       $     9.85       $     9.94
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) (c).......................       20.87%           (8.00)%          17.50%            0.95%           (0.60)%
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   50,843       $   38,277       $   22,477       $   10,360       $    5,440
Ratio of total expenses to average net
   assets (d)..............................        1.23%            1.40%            1.85%            2.13%           11.71% (e)
Ratio of net expenses to average net
   assets (d)..............................        0.77%            0.74%            0.75%            0.83%            0.79% (e)
Ratio of net investment income (loss)
   to average net assets...................        0.62%            0.48%            0.76%            0.98%            1.54% (e)
Portfolio turnover rate....................          34%              70%              31%             265%              --%


CLASS II SHARES
                                                                YEAR ENDED DECEMBER 31,                            PERIOD
                                            ---------------------------------------------------------------        ENDED
                                                2019             2018             2017             2016        12/31/2015 (a)
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.......  $    10.44       $    11.40       $     9.83       $     9.95       $    10.00
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.10             0.07             0.10             0.11             0.01
Net realized and unrealized gain (loss)....        2.12            (0.95)            1.66            (0.02)           (0.06)
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        2.22            (0.88)            1.76             0.09            (0.05)
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.11)           (0.06)           (0.09)           (0.11)              --
Net realized gain..........................       (0.18)           (0.02)           (0.10)           (0.10)              --
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (0.29)           (0.08)           (0.19)           (0.21)              --
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    12.37       $    10.44       $    11.40       $     9.83       $     9.95
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) (c).......................       21.29%           (7.77)%          17.94%            0.88%           (0.50)%
                                             ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      109       $       84       $       59       $       50       $       50
Ratio of total expenses to average net
   assets (d)..............................       26.37%           32.62%           46.41%           57.64%           37.40% (e)
Ratio of net expenses to average net
   assets (d)..............................        0.52%            0.49%            0.50%            0.57%            0.51% (e)
Ratio of net investment income (loss)
   to average net assets...................        0.87%            0.73%            0.93%            1.13%            0.86% (e)
Portfolio turnover rate....................          34%              70%              31%             265%              --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.


                        See Notes to Financial Statements                Page 63

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively, the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions, at the time of purchase at least 80% of the Fund's net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated "BBB-" or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc., and those short-term debt securities rated "A-3" or higher by Standard & Poor's Financial Services LLC, "F3" or higher by Fitch Ratings, Inc. or "Prime 3" or higher by Moody's Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (the "Bond Index") and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.

First Trust Multi Income's primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

First Trust Dorsey Wright's investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3) closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

On July 27, 2017, the Financial Conduct Authority ("FCA") announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates ("LIBOR") after 2021 (the "FCA Announcement"). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the "Federal Reserve Board Notice").

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on each Fund cannot yet be determined.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the tax year ended December 31, 2019, have been reclassified at year end to reflect the following:

                                                           Accumulated          Accumulated
                                                          Net Investment        Net Realized
                                                          Income (Loss)         Gain (Loss)        Paid-in Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $             --     $             --     $             --
First Trust Multi Income                                            6,804               (6,343)                (461)
First Trust Dorsey Wright                                          (4,915)               4,915                   --

Accumulated distributable earnings (loss) on the Statement of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019, was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $     23,840,429     $     23,270,288     $             --
First Trust Multi Income                                          708,084               16,411                   --
First Trust Dorsey Wright                                         312,825              737,450                   --

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018, was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $     12,292,691     $      1,197,495     $             --
First Trust Multi Income                                          519,508                   --                   --
First Trust Dorsey Wright                                         120,457               35,246                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed         Accumulated         Net Unrealized
                                                            Ordinary         Capital and Other       Appreciation
                                                             Income             Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $      6,749,956     $     24,044,052     $    103,980,029
First Trust Multi Income                                           29,081              388,504            2,192,336
First Trust Dorsey Wright                                           5,137             (373,610)           5,792,286

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

I. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018 and 2019 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. As of December 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, the Funds have the following non-expiring capital loss carryforwards that may be carried forward indefinitely.

                                                            Capital
                                                        Loss Available
                                                        ---------------
First Trust Dow Jones                                    $          --
First Trust Multi Income                                            --
First Trust Dorsey Wright                                      373,610


J. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

K. NEW ACCOUNTING PRONOUNCEMENT

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 "Premium Amortization on Purchased Callable Debt Securities," which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund's investments in other investment companies ("acquired fund fees and expenses"). The total of net expenses and acquired fund fees and expenses represents each Fund's total net annual operating expenses.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively, the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2020. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an "Expense Cap"), respectively, of the Fund's average daily net assets per year at least until May 1, 2020. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place,
(ii) the Expense Cap in place at the time the fees were waived, or (iii) the current Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

The advisory fee waivers and expense reimbursements for the year ended December 31, 2019, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2019, are included in the table below.

                                                                FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                                                ----------------------------------------------------------------
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
                                FEES            EXPENSES        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                               WAIVED          REIMBURSED           2017             2018             2019             TOTAL
                            ------------      ------------      ------------     ------------     ------------     -------------
First Trust Dow Jones       $     75,487      $         --      $    203,355     $    186,633     $     75,487     $     465,475
First Trust Multi Income         169,591               981           189,257          192,140          170,572           551,969
First Trust Dorsey Wright        170,791            80,632           199,184          230,266          251,423           680,873

During the year ended December 31, 2019, First Trust did not recover any fees that were previously waived or reimbursed.

For First Trust Multi Income, First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2020. During the year ended December 31, 2019, First Trust reimbursed First Trust Multi Income $104,582 of fees that are not subject to recovery.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Down Jones', First Trust Multi Income's and First Trust Dorsey Wright's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

                         4. CAPITAL SHARE TRANSACTIONS

Capital transaction for First Trust Dow Jones were as follows:

                                     YEAR ENDED                      YEAR ENDED
                                 DECEMBER 31, 2019               DECEMBER 31, 2018

                               SHARES          VALUE           SHARES          VALUE
                            ------------    ------------    ------------    ------------
Sales:
   Class I                     7,957,769    $112,219,129      10,329,682    $142,354,467
   Class II                       86,654       1,261,451           2,415          33,034
                            ------------    ------------    ------------    ------------
Total Sales                    8,044,423    $113,480,580      10,332,097    $142,387,501
                            ============    ============    ============    ============

Dividend Reinvestment:
   Class I                     3,366,237    $ 47,089,053       1,031,910    $ 13,489,067
   Class II                        1,463          20,974              68             882
                            ------------    ------------    ------------    ------------
Total Dividend Reinvestment    3,367,700    $ 47,110,027       1,031,978    $ 13,489,949
                            ============    ============    ============    ============

Redemptions:
   Class I                    (5,686,087)   $(79,974,071)     (5,216,581)   $(70,989,205)
   Class II                       (1,932)        (27,868)        (13,771)       (184,264)
                            ------------    ------------    ------------    ------------
Total Redemptions             (5,688,019)   $(80,001,939)     (5,230,352)   $(71,173,469)
                            ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                     YEAR ENDED                      YEAR ENDED
                                 DECEMBER 31, 2019               DECEMBER 31, 2018

                               SHARES          VALUE           SHARES          VALUE
                            ------------    ------------    ------------    ------------
Sales:
   Class I                       512,373    $  5,725,331         935,128    $ 10,021,784
   Class II                           46             476           3,916          40,654
                            ------------    ------------    ------------    ------------
Total Sales                      512,419    $  5,725,807         939,044    $ 10,062,438
                            ============    ============    ============    ============

Dividend Reinvestment:
   Class I                        63,416    $    720,385          50,041    $    516,531
   Class II                           89           1,007              30             296
                            ------------    ------------    ------------    ------------
Total Dividend Reinvestment       63,505    $    721,392          50,071    $    516,827
                            ============    ============    ============    ============

Redemptions:
   Class I                      (294,214)   $ (3,278,342)       (425,750)   $ (4,546,268)
   Class II                       (1,157)        (12,974)         (4,510)        (48,124)
                            ------------    ------------    ------------    ------------
Total Redemptions               (295,371)   $ (3,291,316)       (430,260)   $ (4,594,392)
                            ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

Capital transactions for First Trust Dorsey Wright were as follows:

                                     YEAR ENDED                      YEAR ENDED
                                 DECEMBER 31, 2019               DECEMBER 31, 2018

                               SHARES          VALUE           SHARES          VALUE
                            ------------    ------------    ------------    ------------
Sales:
   Class I                     1,020,944    $ 11,962,787       2,028,796    $ 24,081,320
   Class II                          608           6,726           2,825          34,014
                            ------------    ------------    ------------    ------------
Total Sales                    1,021,552    $ 11,969,513       2,031,621    $ 24,115,334
                            ============    ============    ============    ============

Dividend Reinvestment:
   Class I                        86,854    $  1,047,809          14,641    $    155,085
   Class II                          204           2,466              57             618
                            ------------    ------------    ------------    ------------
Total Dividend Reinvestment       87,058    $  1,050,275          14,698    $    155,703
                            ============    ============    ============    ============

Redemptions:
   Class I                      (662,387)   $ (7,860,803)       (348,389)   $ (4,020,869)
   Class II                          (40)           (468)            (20)           (243)
                            ------------    ------------    ------------    ------------
Total Redemptions               (662,427)   $ (7,861,271)       (348,409)   $ (4,021,112)
                            ============    ============    ============    ============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the fiscal year ended December 31, 2019, were as follows:

                                              PURCHASES               SALES
                                           ---------------       ---------------
First Trust Dow Jones                      $   653,314,576       $   611,645,135
First Trust Multi Income                         9,999,596             7,490,262
First Trust Dorsey Wright                       20,415,854            16,346,883

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the fiscal year ended December 31, 2019, were as follows:

                                              PURCHASES               SALES
                                           ---------------       ---------------
First Trust Dow Jones                      $   167,714,936       $   166,582,404
First Trust Multi Income                         1,479,092               772,597
First Trust Dorsey Wright                               --                    --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

                           6. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by First Trust Dow Jones at December 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of December 31, 2019.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest Rate Risk   Unrealized appreciation                    Unrealized depreciation
                                  on futures contracts*         $  149,827   on futures contracts*         $       --

* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2019, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION
----------------------------------------------------------------------------------
INTEREST RATE RISK EXPOSURE

Net realized gain (loss) on futures                                   $ (1,817,823)
Net change in unrealized appreciation (depreciation) on futures            566,382

During the fiscal year ended December 31, 2019, the notional value of futures contracts opened and closed were $79,439,863 and $81,480,980 respectively.

First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           7. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at December 31, 2019, and for the fiscal year then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY NAME           12/31/2019   12/31/2018    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2019      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust
   Institutional
   Preferred
   Securities and
   Income ETF                30,550  $   430,829  $   257,802  $   (133,903) $        61,414  $    (3,309) $   612,833  $     31,640
First Trust Long
   Duration
   Opportunities ETF            500           --       13,780            --             (230)          --       13,550           178
First Trust Low
   Duration
   Opportunities ETF          2,000      102,100       62,087       (61,576)             521          468      103,600         2,073
First Trust Preferred
   Securities and
   Income ETF                91,140    1,279,835      775,495      (427,373)         190,271       10,952    1,829,180       101,473
First Trust Senior
   Loan Fund                 89,010    3,620,661      674,163      (217,134)         205,613      (17,944)   4,265,359       173,047
First Trust Tactical
   High Yield ETF            56,320    1,456,279    1,094,297            --          197,277           --    2,747,853       130,192
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 6,889,704  $ 2,877,624  $   (839,986) $       654,866  $    (9,833) $ 9,572,375  $    438,603
                                     ===========  ===========  ============  ===============  ===========  ===========  ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2019, and for the fiscal year then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED
                         SHARES AT    VALUE AT                                APPRECIATION     REALIZED     VALUE AT      DIVIDEND
SECURITY NAME           12/31/2019   12/31/2018    PURCHASES      SALES      (DEPRECIATION)   GAIN (LOSS)  12/31/2019      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust BICK Index
   Fund                       8,495  $   211,855  $    33,224  $    (34,538) $        38,051  $       311  $   248,903  $      3,043
First Trust Brazil
   AlphaDEX(R) Fund          15,578      188,392       35,308       (13,439)          57,792          979      269,032        24,783
First Trust Developed
   Markets ex-US
   AlphaDEX(R) Fund          10,839      662,064      129,596      (266,198)          73,892        3,782      603,136        19,813
First Trust Dow Jones
   Internet Index Fund       30,872    3,274,413      736,827      (370,113)         495,959      157,827    4,294,913            --
First Trust Emerging
   Markets AlphaDEX(R)
   Fund                      23,150      521,391       90,176       (77,175)          63,955       16,054      614,401        20,790
First Trust Financials
   AlphaDEX(R) Fund         115,181           --    3,838,460      (120,607)         138,217        3,645    3,859,715        49,370
First Trust Germany
   AlphaDEX(R) Fund           5,618      178,425       47,224       (11,525)          32,646        1,827      248,597         5,836
First Trust Health
   Care AlphaDEX(R)
   Fund                          --    3,280,760      721,616    (4,242,754)         463,689     (223,311)          --            --
First Trust Large Cap
   Growth AlphaDEX(R)
   Fund                      71,763    3,686,880      746,157      (294,846)       1,010,271       84,496    5,232,958        33,874
First Trust Latin
   America AlphaDEX(R)
   Fund                      11,229           --      238,483        (7,311)          24,278          122      255,572           756
First Trust Mid Cap
   Growth AlphaDEX(R)
   Fund                     109,456    3,490,476      962,458      (466,929)       1,252,079        1,575    5,239,659        14,729
First Trust NASDAQ-100-
   Technology Sector
   Index Fund                52,750    3,430,728      603,711      (442,513)       1,510,016      178,333    5,280,275        36,642
First Trust NYSE Arca
   Biotechnology Index
   Fund                          --    3,104,379      905,859    (4,129,096)         804,336     (685,478)          --            --
First Trust Small Cap
   Growth AlphaDEX(R)
   Fund                     101,876    3,417,640    1,013,629      (305,180)         560,229       68,235    4,754,553        18,980
First Trust Switzerland
   AlphaDEX(R) Fund           4,935      191,844       40,810       (14,946)          46,026        2,813      266,547         5,436
First Trust Technology
   AlphaDEX(R) Fund          67,682    3,351,271      657,688      (445,089)       1,257,013       90,800    4,911,683        18,336
First Trust Utilities
   AlphaDEX(R) Fund         142,781           --    4,149,025      (128,028)         147,246        2,390    4,170,633        77,634
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $28,990,518  $14,950,251  $(11,370,287) $     7,975,695  $  (295,600) $40,250,577  $    330,022
                                     ===========  ===========  ============  ===============  ===========  ===========  ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2019

                             8. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the year ended December 31, 2019, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the "Commitment fees" line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2019.

                              10. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST VARIABLE INSURANCE
TRUST:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, and First Trust Dorsey Wright Tactical Core Portfolio (the "Funds"), each a series of the First Trust Variable Insurance Trust, including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE TRUST             FINANCIAL HIGHLIGHTS
First Trust/Dow Jones Dividend & Income          For the years ended December 31, 2019, 2018, 2017, 2016, and 2015
Allocation Portfolio

First Trust Multi Income Allocation Portfolio

First Trust Dorsey Wright Tactical Core          For the years ended December 31, 2019, 2018, 2017, 2016, and the
Portfolio                                        period from October 30, 2015 (commencement of operations)
                                                 through December 31, 2015


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 13, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2019, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                      DIVIDENDS RECEIVED DEDUCTION
                                                                  -------------------------------------
   First Trust/Dow Jones Dividend & Income Allocation Portfolio                      45.60%
   First Trust Multi Income Allocation Portfolio                                     20.22%
   First Trust Dorsey Wright Tactical Core Portfolio                                 78.98%

For the taxable year ended December 31, 2019, the amount of long-term capital gain distribution designated by the Funds which are taxable at the applicable taxable gains rates for federal income tax purposes were:

                                                                  LONG-TERM CAPITAL GAIN DISTRIBUTIONS
                                                                  -------------------------------------
   First Trust/Dow Jones Dividend & Income Allocation Portfolio               $ 23,270,288
   First Trust Multi Income Allocation Portfolio                                    16,411
   First Trust Dorsey Wright Tactical Core Portfolio                               737,450


                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY

FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

BANK LOAN RISKS. Certain of the Funds invest in bank loans. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior floating loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the senior floating rate loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior floating rate loan may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks elsewhere in this report, including liquidity risk and the risk of investing in below grade fixed income instruments.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.

However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. Certain of the ETFs in which certain of the Funds invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

DEPOSITORY RECEIPTS RISK. Certain of the Funds invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. Certain of the Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. Certain of the Funds invest in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Certain of the Funds hold equity securities. The value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

EXCHANGE-TRADED FUND ("ETF") RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. Certain of the ETFs in which certain of the Funds invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy.

The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. Certain of the Funds invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

HIGH YIELD SECURITIES RISK. Certain of the Funds invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the overthe-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by certain of the Funds may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX REBALANCE RISK. Pursuant to the methodology that First Trust Dorsey Wright Tactical Core Portfolio's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The Funds may be subject to the risks of investing in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

MANAGEMENT RISK. Certain of the Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. Certain of the Funds invest in Master Limited Partnerships ("MLP's). Investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. On March 15, 2018, the Federal Energy Regulatory Commission ("FERC") changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP's business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

MORTGAGE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may hold mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which certain of the Funds invest may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Certain of the Funds invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which certain of the Funds invest, invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Certain of the Funds invest in Real Estate Investment Trusts ("REITs"), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. Certain of the Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. Certain of the Funds and certain of the ETFs in which certain of the Funds invest, invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. Certain of the Funds invest in Treasury Inflation Protected Securities ("TIPs"). TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST           APPOINTED                   DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician; Officer, Wheaton Orthopedics;         169         None
(1951)                                               Limited Partner, Gundersen Real Estate
                                o Since Inception    Limited Partnership (June 1992 to
                                                     December 2016); Member, Sportsmed
                                                     LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investor Services, Inc.           169         Director of ADM
(1957)                                               (Futures Commission Merchant)                    169         Investor Services,
                                o Since Inception                                                                 Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises (Financial           169         Director of Trust
(1956)                                               and Management Consulting)                                   Company of
                                o Since Inception                                                                 Illinois

Niel B. Nielson, Trustee        o Indefinite Term    Senior Advisor (August 2018 to Present),         169         None
(1954)                                               Managing Director and Chief Operating
                                o Since Inception    Officer (January 2015 to August 2018),
                                                     Pelita Harapan Educational Foundation
                                                     (Educational Products and Services);
                                                     President and Chief Executive Officer
                                                     (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014),
                                                     Dew Learning LLC (Educational Products
                                                     and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term    Chief Executive Officer, First Trust             169         None
and Chairman of the Board                            Advisors L.P. and First Trust Portfolios
(1955)                          o Since Inception    L.P.; Chairman of the Board of Directors,
                                                     BondWave LLC (Software Development
                                                     Company) and Stonebridge Advisors LLC
                                                     (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)

                              POSITION AND               TERM OF OFFICE
     NAME AND                   OFFICES                  AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                   SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief           o Indefinite Term         Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                       (January 2016 to Present), Controller (January 2011
                                                     o Since January 2016      to January 2016), Senior Vice President (April 2007
                                                                               to January 2016), First Trust Advisors L.P. and First
                                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                               (January 2016 to Present), BondWave LLC
                                                                               (Software Development Company) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

Donald P. Swade        Treasurer, Chief Financial    o Indefinite Term         Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                       President (April 2012 to July 2016), First Trust
                       Accounting Officer            o Since January 2016      Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine       Secretary and Chief           o Indefinite Term         General Counsel, First Trust\ Advisors L.P. and
(1960)                 Legal Officer                                           First Trust Portfolios L.P.; Secretary and General
                                                     o Since Inception         Counsel, BondWave LLC; Secretary, Stonebridge
                                                                               Advisors LLC

Daniel J. Lindquist    Vice President                o Indefinite Term         Managing Director, First Trust Advisors L.P. and
(1970)                                                                         First Trust Portfolios L.P.
                                                     o Since Fund Inception

Kristi A. Maher        Chief Compliance Officer      o Indefinite Term         Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                                 and First Trust Portfolios L.P.
                                                     o Since Inception

Roger F. Testin        Vice President                o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
(1966)                                                                         and First Trust Portfolios L.P.
                                                     o Since Inception

Stan Ueland            Vice President                o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
(1970)                                                                         and First Trust Portfolios L.P
                                                     o Since Inception


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2019 (UNAUDITED)


First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2019

FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897


ADMINISTRATOR, CUSTODIAN &
FUND ACCOUNTANT

FIRST TRUST DORSEY WRIGHT TACTICAL
   CORE PORTFOLIO
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

FIRST TRUST/DOW JONES DIVIDEND & INCOME
   ALLOCATION PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,750 for the fiscal year ended December 31, 2018 and $90,750 for the fiscal year ended December 31, 2019.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,175 for the fiscal year ended December 31, 2018 and $12,797 for the fiscal year ended December 31, 2019.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      Tax Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      Tax Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

         All Other Fees (Investment Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      All Other Fees (Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

      All Other Fees (Investment Sub-Adviser) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2019.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
      (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                                     (b) 0%
                                     (c) 0%
                                     (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2018 were $12,175 for the registrant, $48,190 for the registrant's investment adviser, $80,310 for the registrant's distributor and $3,000 for the registrant's investment sub-adviser, and for the fiscal year ended December 31, 2019 were $12,797 for the registrant, $75,670 for the registrant's investment adviser, $104,730 for the registrant's distributor and $32,500 for the registrant's investment sub-adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
                   -----------------------------------------

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2020
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2020
     -------------------

By (Signature and Title)                /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 21, 2020
     -------------------